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                                     ANNUAL
                                     REPORT
                                October 31, 1999


                                 WARBURG PINCUS
                           MAJOR FOREIGN MARKETS FUND
                                       / /

                                 WARBURG PINCUS
                            INTERNATIONAL EQUITY FUND
                                       / /

                                 WARBURG PINCUS
                        INTERNATIONAL SMALL COMPANY FUND
                                       / /

                                 WARBURG PINCUS
                              EMERGING MARKETS FUND
                                       / /

                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND


More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue,New York, NY 10017. Telephone: 800-927-2874. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

From time to time, the Funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("CSAM LLC") or any affiliate, are not FDIC insured and are not guaranteed by CSAM LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Warburg Pincus Major Foreign Markets Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, Warburg Pincus Major Foreign Markets Fund had a return of 38.52%, vs. a return of 23.04% for the Morgan Stanley Europe, Australasia and Far East ("EAFE") Index.

   The period was a healthy one for almost all developed foreign stock markets, buoyed by an improving global economy and a general easing of risk concerns. By region, Asian/Pacific markets had impressive gains, fueled by growing confidence that the worst of the region's financial and economic difficulties were finally behind it. Particularly noteworthy was the rebound in Japan, whose long-struggling market benefited from positive economic reports and from numerous corporate-restructuring announcements. European markets had generally solid returns in local-currency terms, though for dollar-based, or unhedged, investors, these gains were reduced by weakness in European currencies vs. the dollar during the period.

   Against this backdrop, the Fund had a solid gain in absolute terms, and handily outpaced its benchmark for the 12 months. The Fund's performance reflected good showings from a number of its holdings across a range of countries and sectors. The Fund also benefited from some timely regional allocation. Most specifically, we raised our weighting in Japan over the course of the period, which proved a beneficial move, given that market's sustained rally.

   In terms of general strategy, we shifted our emphasis away from Europe and toward Asia during the period, reflecting the generally more compelling investment opportunities we saw in Asian/Pacific markets, particularly within Japan. We deemed a number of Japanese equities to be attractively priced, given growing evidence that Japan's government and monetary authorities were, finally, committed to keeping the country's economic recovery on track (for instance, the government enacted several business-friendly tax reforms during the period). Our more-positive view on this market was also based on the fundamental and positive changes going on in Japan at the corporate level. In addition to the recent wave of restructuring announcements, the period saw ample signs that companies' promised changes are, in fact, being carried forth. In terms of sector emphasis here, we concentrated primarily on technology, telecommunication and financial stocks, including bank stocks, several of which we added during the latter months of the period.

   Elsewhere in Asia, we had a relatively small but still significant weighting in Singapore at the end of the period, a weighting based on both top-down

Warburg Pincus Major Foreign Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

and company-specific factors. Fund holdings here included Singapore's dominant real-estate firm, a major technology company, a shipping company and one of the country's leading banks, one that stands to benefit considerably from Singapore's restructuring of its banking system as it strives to become a regional financial center.

   Our increased presence in Asian/Pacific markets notwithstanding, we continued to see much to like about Europe, which accounted for a little more than half the Fund at the end of the period. Europe's aggregate growth prospects are improving (though forecasts vary widely by country), which stands to benefit corporate earnings generally and have a particularly positive impact on certain companies. This growth, moreover, is unlikely to be accompanied by a material pickup in inflation, given the region's still relatively high (though falling) unemployment and the European Central Bank's ongoing effort to provide price stability. Also favorable for equity markets is the ongoing crush of merger and acquisition activity, which for 1999 is projected to reach record levels. Expectations of continued, if not accelerated, activity should maintain broad upward pressure on share prices, especially within the banking, energy and telecommunications sectors, where such activity has been most focused.

   Looking out over the next 12 months, we believe that the backdrop for developed foreign stock markets should remain, in general, supportive, barring an unforeseen deterioration in these economies (indeed, we believe that Japan and Europe each have the potential to deliver better-than-expected economic growth). That said, foreign stock markets are likely to remain volatile, necessitating in our view continued careful stock selection as well as regional allocation. Set within this environment, we will continue to strive to identify markets and companies we deem to have the brightest long-term prospects.


Harold W. Ehrlich                          P. Nicholas Edwards
Co-Portfolio Manager                       Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus Major Foreign Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

       Growth of $10,000 Invested in Common Class shares of Warburg Pincus
        Major Foreign Markets Fund since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Major Foreign Markets Fund (the "Fund") from March 31, 1997 (inception) to October 31, 1999, compared to the Morgan Stanley Europe, Australasia and Far East Index ("EAFE")* for the same time period.


                                [GRAPHIC OMITTED]

In the printed version of the document, a line graph appears which depicts the following plot points:


                Fund            EAFE
                ----            ----
 3/31/97        10000           10000
 4/30/97        10210           10053
 5/31/97        11070           10707
 6/30/97        11630           11298
 7/31/97        12310           11481
 8/31/97        11540           10623
 9/30/97        12120           11218
10/31/97        11060           10356
11/30/97        10649           10250
12/31/97        10449           10339
 1/31/98        10701           10812
 2/28/98        11509           11506
 3/31/98        12358           11860
 4/30/98        12725           11954
 5/31/98        12883           11896
 6/30/98        12599           11986
 7/31/98        12767           12108
 8/31/98        11193           10608
 9/30/98        10700           10282
10/31/98        11309           11354
11/30/98        11928           11936
12/31/98        12115           12407
 1/31/99        12168           12370
 2/28/99        11807           12075
 3/31/99        12348           12579
 4/30/99        12888           13089
 5/31/99        12316           12415
 6/30/99        13376           12899
 7/31/99        14446           13282
 8/31/99        14754           13331
 9/30/99        15061           13466
10/31/99        15665           13971

                                                                      Fund
                                                                      ----
1 Year Total Return (9/30/98 to 9/30/99) ...........................  40.75%
Average Annual Total Return Since Inception
   (3/31/97 to 9/30/99) ............................................  17.77%


-----------
* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

Warburg Pincus International Equity Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, Warburg Pincus International Equity Fund Common Class shares had a return of 31.49%, vs. a return of 25.98% for the Morgan Stanley All Country World Excluding the U.S. Index. Harold W. Ehrlich, P. Nicholas Edwards, Vincent J. McBride and Harold E. Sharon serve as Co-Portfolio Managers.

Manager Commentary

   The period was a positive one for almost all foreign stock markets, though results varied by region. Asian/Pacific markets were the clear standouts, fueled by growing confidence that the worst of the region's economic difficulties were finally behind it. European markets had generally solid returns in local-currency terms, though for dollar-based, or unhedged, investors, these gains were pared by weakness in European currencies vs. the dollar during the period. Latin American markets, shaking off a mid-period financial crisis in Brazil, the region's economic powerhouse, ultimately saw healthy gains, as did most of the rest of the emerging-market universe.

   Against this backdrop, the Fund registered a healthy gain for the 12 months, and outperformed its benchmark. Supporting the Fund's performance was our decision to increase its exposure to Asia, given the impressive rebound in these markets through the period (our concentration on Japanese technology and financial stocks proved particularly beneficial). One factor that hampered the Fund somewhat was its exposure to European currencies, which were hindered by the surprisingly weak debut of the euro vs. the dollar. This reduced the local-currency share-price returns (which, overall, were solid) generated by the Fund's European holdings.

   With respect to regional strategies, we increased, as noted, our weighting in Asia during the period (Asian/Pacific markets accounted for roughly 44% of the fund on October 31, up from about a 15% weighting at the start of the period.) This reflected our view that a large number of long-struggling stocks here were attractively priced, given improving financial and economic conditions across the region. Our increased presence here was also based on the fair amount of genuine restructuring taking place within Asia on both industry and company levels. By country, our particular focus was on Japan, where we were modestly overweighted at the end of the period. We also held small but still-meaningful weightings in Singapore (where we favored banking stocks) and South Korea (where our bias was toward electronics companies).

Warburg Pincus Major Foreign Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

   We decreased our emphasis on Europe during the period, in general because we saw more compelling stocks in Asia. That notwithstanding, we believe the backdrop for European equities will remain supportive (and we could well raise our weighting here over the near-to-intermediate term). One obvious reason for optimism concerning Europe is the general improvement in the region's economic health. While forecasts vary widely by country, aggregate output is projected to continue to rise, with positive implications for corporate earnings, particularly within certain sectors. Also favorable for equity markets is the ongoing crush of merger and acquisition ("M&A") activity, which for 1999 is projected to reach record levels, perhaps exceeding the level of M&A activity within the U.S. for the first time. Expectations of continued, if not accelerated, activity should maintain broad upward pressure on share prices, especially in those industries in which such activity is heaviest, particularly banking, energy and telecommunications.

   Elsewhere of note, we raised our weighting in Canada during the period, adding several energy-services and technology-related issues that we judged to represent good value. We largely avoided Latin American markets through the period, deeming most stocks here to be expensive from a risk-reward perspective, though we will continue to closely monitor the region for buying opportunities.

   Looking out over the next 12 months, we believe that foreign stock markets generally stand to continue to benefit from an improving global economy, particularly if Japan and/or Europe surprise on the up side (we believe that each has the potential to show better-than-expected growth). That said, these markets are likely to remain volatile, necessitating in our view continued careful stock selection. Set within this environment, we will continue to strive to identify markets and companies we deem to have the brightest long-term prospects.


Harold W. Ehrlich                          P. Nicholas Edwards
Co-Portfolio Manager                       Co-Portfolio Manager

Vincent J. McBride                         Harold E. Sharon
Co-Portfolio Manager                       Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus International Equity Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

       Growth of $10,000 Invested in Common Class shares of Warburg Pincus
        International Equity Fund since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus International Equity Fund (the "Fund") from May 2, 1989 (inception) to October 31, 1999, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.

                                [GRAPHIC OMITTED]

In the printed version of the document, a line graph appears which depicts the following plot points:


               Fund           MSCI
               ----           ----
              10000         10000
 5/1/89       10040         9569.7
 6/1/89       10220         9399.26
 7/1/89       11080         10499.1
 8/1/89       11220         10116.1
 9/1/89       12050         10558.5
10/1/89       11350         10171
11/1/89       11740         10595.5
12/1/89       12434.5       10998.9
 1/1/90       12323.4       10689.5
 2/1/90       12040.6       9996.14
 3/1/90       12040.6       9002.32
 4/1/90       11767.8       8867.92
 5/1/90       12868.8       9776.17
 6/1/90       13131.1       9639.5
 7/1/90       13884.3       9795.75
 8/1/90       12418.5       8820
 9/1/90       11227.6       7637.59
10/1/90       12021.5       8723.96
11/1/90       11828.1       8281.57
12/1/90       11866.3       8428.81
 1/1/91       12357.7       8669.2
 2/1/91       13298.6       9610.59
 3/1/91       13235.9       9102.1
 4/1/91       13528.6       9218.51
 5/1/91       13737.7       9339.46
 6/1/91       13084.5       8720.44
 7/1/91       13830.7       9129.17
 8/1/91       13736.1       8952.7
 9/1/91       14219.6       9400.51
10/1/91       14356.2       9537.29
11/1/91       13830.7       9118.89
12/1/91       14311.2       9575.66
 1/1/92       14461.2       9493.11
 2/1/92       14332.6       9191.9
 3/1/92       14075.5       8653.99
 4/1/92       14321.9       8678.04
 5/1/92       14921.8       9183.71
 6/1/92       14263.6       8750.24
 7/1/92       13661.3       8548.99
 8/1/92       13704.3       8976.52
 9/1/92       13467.6       8775.99
10/1/92       13144.9       8418.45
11/1/92       13446.1       8478.56
12/1/92       13689.3       8536.38
 1/1/93       14026.1       8534.25
 2/1/93       14330.3       8816.73
 3/1/93       15253.8       9544.82
 4/1/93       16166.5       10363.9
 5/1/93       16459.8       10580.3
 6/1/93       16066.6       10447.4
 7/1/93       16675.8       10778.8
 8/1/93       17730.9       11329.6
 9/1/93       17654.8       11107.3
10/1/93       18492.4       11504
11/1/93       18187.8       10681.4
12/1/93       20706.1       11573.3
 1/1/94       22669.8       12521.6
 2/1/94       22124.4       12406
 3/1/94       20346.1       11833.6
 4/1/94       20771.6       12246.1
 5/1/94       21458.9       12259.6
 6/1/94       21160.4       12343.7
 7/1/94       21870.8       12571.4
 8/1/94       22832.7       13002
 9/1/94       22319         12729.3
10/1/94       22417.3       13030.6
11/1/94       21466.4       12410.8
12/1/94       20737.7       12395.9
 1/1/95       18955.1       11797.9
 2/1/95       18616.6       11732.7
 3/1/95       19835.1       12386.4
 4/1/95       20433.1       12826.7
 5/1/95       20421.8       12757.7
 6/1/95       20227.7       12580.5
 7/1/95       21506.8       13265.9
 8/1/95       21846.4       12794.2
 9/1/95       22321.8       13030.9
10/1/95       21846.4       12684.5
11/1/95       22186         12949.7
12/1/95       22884.1       13454
 1/1/96       23548.2       13604.3
 2/1/96       23583.2       13606.6
 3/1/96       23816.2       13871.1
 4/1/96       25250         14364.1
 5/1/96       24714.7       14124.5
 6/1/96       25018.7       14208
 7/1/96       23783.5       13720.4
 8/1/96       24004.9       13799.3
 9/1/96       24389.4       14138.2
10/1/96       24108.9       13992.5
11/1/96       25157.6       14523.8
12/1/96       25301         14348.8
 1/1/97       25288.9       14096.4
 2/1/97       25568.1       14361
 3/1/97       25373.9       14337.2
 4/1/97       25883.8       14467.9
 5/1/97       27644.2       15341.9
 6/1/97       28834         16197.3
 7/1/97       29695.9       16529.5
 8/1/97       27219.3       15265.5
 9/1/97       28444.2       16037.3
10/1/97       25201.5       14627.6
11/1/97       24425.3       14440.7
12/1/97       24186         14595.5
 1/1/98       24256.1       15028.4
 2/1/98       26060.8       16051.2
 3/1/98       27582.7       16593.9
 4/1/98       28294.3       16696.1
 5/1/98       28223.6       16372.4
 6/1/98       27230.1       16299.5
 7/1/98       27641.3       16456.6
 8/1/98       23450.9       14128.8
 9/1/98       22386.2       13838.8
10/1/98       23635.4       15287.8
11/1/98       24885.7       16106.3
12/1/98       25268.9       16651.2
 1/1/99       25468.5       16634.7
 2/1/99       24602.6       16281.4
 3/1/99       25581.8       17084.1
 4/1/99       26021.8       17957.1
 5/1/99       25113.6       17142.7
 6/1/99       27075         17973.3
 7/1/99       28566.8       18356.1
 8/1/99       29106.8       18460.8
 9/1/99       29659.8       18558.6
10/1/99       31080.5       19260.1

                                                                         Fund
                                                                         ----
1 Year Total Return (9/30/98 to 9/30/99) ...........................    32.49%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ............     6.78%
5 Year Average Annual Total Return (9/30/94 to 9/30/99) ............     5.87%
10 Year Average Annual Total Return (9/30/89 to 9/30/99) ...........     9.44%
Average Annual Total Return Since Inception
   (5/02/89 to 9/30/99) ............................................    11.01%


-----------
* The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

Warburg Pincus International Small Company Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, Warburg Pincus International Small Company Fund had a return of 157.14%,* vs. a return of 21.99% for the Morgan Stanley EAFE Small Cap Index.

   Most foreign stock markets had healthy gains for the 12 months. Encouraged by improving global financial and economic conditions (particularly with respect to Japan and emerging markets), investors embraced more risk in pursuit of potentially higher long-term rewards. This sentiment directly benefited small-cap stocks, which in many markets outpaced their large-cap counterparts. Not surprisingly, though, small caps remained highly volatile and performance varied significantly with respect to region, industry and company.

   Set against this backdrop, the Fund had a substantial gain, both in absolute terms and compared to that of its benchmark. The Fund's performance was driven by good stock selection generally as well as by sector exposure, including its large weighting in the surging electronics area. The Fund's return also reflected its regional allocation. Most notably, we made a material increase in our Japan exposure early in the period, a move that proved timely, as Japanese small-cap stocks were among the period's standouts (our gains here were magnified by the yen's strengthening vs. the U.S. dollar over the 12 months).

   Our focus, through the period, remained on innovative businesses enjoying rapid earnings growth, yet whose stocks are relatively inexpensive due to one or more factors that we believe will prove temporary (e.g., a lack of analyst coverage). We continued to find a large number of such companies within the technology segment. These included niche-type electronics companies (such as a manufacturer of semiconductor-polishing equipment) as well as software and consulting companies specializing in electronic-commerce products and services. Other noteworthy areas of concentration for the Fund included financial services, where we continued to favor asset-management companies well-poised to benefit from the ongoing recovery in global economies.

   In terms of regional emphasis, we kept the bulk of the Fund invested in Europe, since we generally viewed stocks here as the most attractive from a risk-vs.-reward perspective. That said, we raised our weighting in Asia over the course of the period, reflecting our view that certain companies here are well-positioned to benefit from the region's economic recovery. As noted, we significantly increased our weighting in Japan, and finished the period with

Warburg Pincus International Small Company Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

a small but still-meaningful position in the region's emerging-market economies (e.g., Malaysia and India).

   Looking to 2000 and beyond, our outlook on the prospects for international small-cap stocks remains positive, the prospects for continued significant short-term volatility notwithstanding. Despite the group's recent rally, many international small-cap stocks continue to trade at discounts to their large-cap counterparts by almost any measure of value (small caps historically have traded in line with or at a premium to large caps). Numerous small foreign companies, meanwhile, have robust earnings prospects, both in absolute terms and compared to the earnings outlook for larger, blue-chip companies. Barring a deterioration in investors' appetite for risk, this should continue to draw favorable attention to the group. That said, we believe that a highly selective approach to the group will remain critical, and we will continue to strive to identify those stocks we believe have the best long-term appreciation potential.


Harold E. Sharon                           J.H. Cullum Clark
Portfolio Manager                          Associate Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also special risk considerations associated with investing in small companies. These are detailed in the Fund's Prospectus, which should be read carefully before investing.





------------
* Part of the performance referenced herein is due to the allocation of the Fund in securities sold in Initial Public Offerings. Such securities may or may not have been held as a long-term strategic investment. It is anticipated that the allocation to the Fund of securities sold in Initial Public Offerings may continue in the future, but it is not certain it will.

Warburg Pincus International Small Company Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

       Growth of $10,000 Invested in Common Class shares of Warburg Pincus International Small Company Fund since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus International Small Company Fund (the "Fund") from May 29, 1998 (inception) to October 31, 1999, compared to the Morgan Stanley EAFE Small Cap Index for the same time period.


                                [GRAPHIC OMITTED]


In the printed version of the document, a line graph appears which depicts the following plot points:


                  Fund        EAFE Small Cap
                  ----        --------------
 5/29/98         10000            10000
06/01/98          9890             9602.4
07/01/98         10140.2           9471.33
08/01/98          8680.03          8210.31
09/01/98          8410.08          7832.89
10/01/98          8610.24          8461.16
11/01/98          9819.97          8865.44
12/01/98         10120.5           8899.04
01/01/99         10560.7           8787.09
02/01/99         14440.7           8676.19
03/01/99         15110.8           9146.53
04/01/99         16630.9           9825.2
05/01/99         16280             9467.96
06/01/99         19599.5           9971.84
07/01/99         20508.9          10276
08/01/99         21038            10494.9
09/01/99         21347.3          10462.3
10/01/99         22137.1          10319


                                                                       Fund
                                                                       ----
1 Year Total Return (9/30/98 to 9/30/99) .......................      153.86%
Average Annual Total Return Since Inception
   (5/29/98 to 9/30/99) ........................................       75.94%




-----------
* The Morgan Stanley EAFE Small Cap Index is composed of small-cap stocks of companies in developed markets outside of North America.

Warburg Pincus Emerging Markets Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, Warburg Pincus Emerging Markets Fund Common Class shares had a return of 40.67%, vs. a return of 44.62% for the Morgan Stanley Emerging Markets Free Index. Harold E. Sharon joins Vincent J. McBride as the Fund's Co-Portfolio Manager.

Manager Commentary

   Most emerging markets had impressive gains for the 12 months, buoyed by a vast improvement in investor sentiment toward the group. This reflected a global easing of monetary policy early in the period, an apparent rebound in Japan's long-dormant economy and a flow of encouraging news regarding emerging-market economies. Combined, these developments helped reverse the risk-avoidance mindset that had plagued the group since the Asia crisis erupted in late 1997.

   Against this backdrop, the Fund had a substantial gain in absolute terms, performing roughly in line with its benchmark. The Fund benefited from the generally healthy environment for emerging markets, and from good showings from a number of its holdings, in particular its technology stocks. One factor that hampered the Fund, in relative terms at least, was its underweighting in Latin America early in 1999, when these markets rose strongly.

   We remained, through the period, fairly broadly diversified in terms of sector exposure, with a bias in favor of the technology and financial areas. With regard to the former, roughly 20% of the Fund was invested in semiconductor, software and other technology stocks at the end of the period. In general, we believe that emerging-market technology companies have good longer-term prospects, given an improving global economy and the increasing demand for outsourcing services from developed-world companies. We also had an approximately 20% weighting in the financial segment at the end of the period. Many emerging-market financial companies are in the midst of aggressive restructuring programs, lowering costs and improving their capital management and returns. These companies also stand to benefit from a more-supportive interest-rate backdrop (while absolute interest rates within emerging markets remain generally high, most are considerably below levels seen a year ago).

Warburg Pincus Emerging Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

   With respect to the Fund's regional allocation, we raised our exposure to Asia during the period, ending the 12 months with a modest overweighting. This reflected our view that a large number of Asian stocks were attractively priced, given the region's improving macroeconomic prospects and ongoing restructuring activity here. By country, we significantly increased our weighting in South Korea, where the economy is growing at a healthy clip, boosted by rising exports. We also raised our position in India over the course of the period, a move based on company-specific considerations as well as top-down ones (e.g., we believe that India's macroeconomic backdrop could improve as a result of political trends, given the increasing popularity of India's reform-minded Bharatiya Janata Party, or BJP). Asian countries in which we had smaller, though still-meaningful weightings included Singapore and Malaysia.

   We lowered our exposure to Latin America, in general because we saw more compelling stocks in Asia. That said, we believe our holdings here represent good value, and we continued to find buying opportunities within the region. Most specifically, we added a few economically-sensitive stocks from Brazil and Mexico during the latter part of the period, deeming their valuations to be attractive on both an absolute and relative (i.e., compared to valuations on stocks of similar global companies) basis.

   Elsewhere, noteworthy country allocations for the Fund continued to include South Africa, where our focus remained on financial-services and resources companies that we believe will benefit from a recovery in certain commodity prices. One area in which we were underweighted at the end of the period was Eastern Europe, reflecting our near-term concerns regarding current-account deficits, inflation and interest rates here.

   Looking ahead, our outlook on the longer-term prospects for emerging markets remains positive. This largely reflects optimism over the global economy. Notably, the world's economic powerhouses-Japan, Europe and the U.S., regions that account for the bulk of emerging markets' customers-are all projected to grow over the next year and beyond, in welcome contrast to recent years. Assuming those projections are accurate, numerous emerging-market companies across a range of industries stand to continue to see significant revenue and earnings improvements. Our optimism is also based on the group's valuations, which, despite these markets' recent rally, range from reasonable to very compelling. We would caution investors, however, that emerging markets can be extremely volatile over the short term, and therefore individuals with relatively low tolerance for risk would probably

Warburg Pincus Emerging Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

be best served by a more conservative investment. But for those with a longer-term investment horizon, and a sufficiently high threshold for risk, we believe emerging markets remain attractive for their significant long-term-return potential, and we will continue to strive to identify companies with the best long-term prospects.

Harold E. Sharon                           Vincent J. McBride
Co-Portfolio Manager                       Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus Emerging Markets Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

       Growth of $10,000 Invested in Common Class shares of Warburg Pincus
          Emerging Markets Fund since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Emerging Markets Fund (the "Fund") from December 30, 1994 (inception) to October 31, 1999, compared to the Morgan Stanley Emerging Markets Free Index for the same time period.


                                [GRAPHIC OMITTED]

In the printed version of the document, a line graph appears which depicts the following plot points:

                        Fund             MS Emerging Markets Free Index
                        ----             ------------------------------
12/30/94               10000                        10000
01/31/95                9870                         8936.2
02/28/95                9900                         8707.08
03/31/95               10410                         8762.45
04/30/95               10580                         9155.54
05/31/95               11240                         9642.52
06/30/95               10940.8                       9671.06
07/31/95               11774.7                       9888.08
08/31/95               11654.1                       9655.31
09/30/95               11845                         9609.64
10/31/95               11332.6                       9241.98
11/30/95               11262.3                       9077.2
12/31/95               11722.6                       9479.77
01/31/96               12445.1                      10153.5
02/29/96               12587.5                       9992.26
03/31/96               12903                        10070
04/30/96               13971.4                      10472.6
05/31/96               13615.1                      10426.1
06/30/96               13451.7                      10491.2
07/31/96               12485.1                       9774.3
08/31/96               12556.3                      10024.4
09/30/96               12780.1                      10111.2
10/31/96               12403.1                       9841.77
11/30/96               12790.1                      10007.1
12/31/96               12887.3                      10052.1
01/01/97               13706.2                      10737.7
02/01/97               14033.8                      11197.7
03/01/97               13716.4                      10903.5
04/01/97               14044                        10922.9
05/01/97               14791.2                      11235.5
06/01/97               15292.8                      11836.9
07/01/97               15436.1                      12013.5
08/01/97               13634.7                      10484.9
09/01/97               13829.7                      10775.5
10/01/97               11076.2                       9007.49
11/01/97               10461.5                       8678.71
12/01/97               10311.9                       8887.87
01/01/98                9515.79                      8190.88
02/01/98               10861.3                       9045.77
03/01/98               11141.5                       9438.17
04/01/98               11012.3                       9335.39
05/01/98                9472.79                      8056.16
06/01/98                8880.74                      7211.07
07/01/98                8998.85                      7439.66
08/01/98                6339.69                      5288.85
09/01/98                6544.46                      5624.38
10/01/98                7093.54                      6216.68
11/01/98                7373.74                      6733.72
12/01/98                7298.53                      6636.09
01/01/99                6856.96                      6529.05
02/01/99                6728.05                      6592.57
03/01/99                7406.24                      7461.28
04/01/99                8386.09                      8384.24
05/01/99                8666.18                      8335.61
06/01/99                9764.19                      9281.7
07/01/99                9721.23                      9029.24
08/01/99                9807.74                      9111.4
09/01/99                9559.61                      8803.44
10/01/99                9979.28                      8990.95


                                                                         Fund
                                                                         ----
1 Year Total Return (9/30/98 to 9/30/99) ..........................      46.05%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ...........      -9.23%
Average Annual Total Return Since Inception
   (12/30/94 to 9/30/99) ..........................................      -0.94%




------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

Warburg Pincus Global Post-Venture Capital Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, Warburg Pincus Global Post-Venture Capital Fund Common Class shares had a return of 83.36%, vs. returns of 23.89% for the Lipper Global Funds Index, 23.50% for the Morgan Stanley World Index and 29.28% for the Russell 2000 Growth Index.

   The period was a positive one for the vast majority of the world's stock markets, supported by improving financial and economic conditions within emerging markets, an apparent revival in Japan's economy and better-than-expected growth in the U.S. These factors encouraged investors to embrace risk in pursuit of potentially significant longer-term rewards, a sentiment that particularly benefited the aggressive-growth stocks targeted by the Fund.

   Against this backdrop, the Fund had solid performance, both in absolute terms and compared to its benchmarks. Driving the Fund's return were good showings from a number of its holdings, both foreign and domestic, with particularly noteworthy performances from its technology, communications, media and consumer-related stocks.

   We continued, through the period, to increase the Fund's exposure to foreign companies (as of October 31, roughly 75% of the Fund was invested in non-U.S. companies, up from approximately 35% at the start of the period). This reflected the more-hospitable environment for foreign investing as well as venture capital's expanding presence overseas. We added a number of stocks from Europe, where venture capitalists are aggressively targeting opportunities created by a region-wide deregulation trend (one that is revitalizing traditional industries while spawning entire new industries). We also added several Asian stocks. Venture-capital activity in Asia, while relatively modest, is on the rise, and continues to play an important role in the wave of restructurings sweeping the region, often with very positive results.

   With respect to sector allocation, we remained fairly heavily biased toward the technology area-broadly defined to include computer-related firms, electronics manufacturers and telecommunications companies-which remains by far the largest recipient of venture financing globally (at period end, technology companies accounted for roughly a third of the Fund). The remainder of the Fund was broadly diversified, with weightings in such diverse sectors as the media, business-services, real-estate, financial, health-care, energy and consumer-services areas.

Warburg Pincus Global Post-Venture Capital Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

   Looking ahead, we expect to see an ever-lengthening list of investment opportunities from which to choose, given continued strong flows into venture-capital pools both at home and abroad. In terms of regional emphasis, we plan to maintain a healthy weighting in the U.S., while seeking opportunities to further increase our foreign exposure (many foreign venture-backed companies receive little analyst coverage, and hence can be significantly undervalued). Overall, our focus will remain on highly innovative companies with proactive, motivated managements, and we will continue to strive to identify stocks with the best long-term-growth potential.

Elizabeth B. Dater             Harold E. Sharon             J. H. Cullum Clark
Co-Portfolio Manager           Co-Portfolio Manager         Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also special risk considerations associated with post-venture-capital investments. These are detailed in the Fund's Prospectus, which should be read carefully before investing.

Warburg Pincus Global Post-Venture Capital Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

       Growth of $10,000 Invested in Common Class shares of Warburg Pincus Global Post-Venture Capital Fund since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Common Class shares of Warburg Pincus Global Post-Venture Capital Fund (the "Fund") from September 30, 1996 (inception) to October 31, 1999, compared to the Lipper Global Funds Index ("Lipper")*, the Morgan Stanley World Index ("MSCI")** and the Russell 2000 Growth Index ("Russell")*** for the same period.


                                [GRAPHIC OMITTED]

In the printed version of the document, a line graph appears which depicts the following plot points:

              Fund          Russell       Lipper         MSCI
              ----          -------       ------         ----
9/30/96       10000         10000         10000         10000
10/1/96        9860          9568.7       10003         10055.9
11/1/96       10020          9834.81      10476.1       10603.2
12/1/96       10060         10026.6       10492.9       10419.2
 1/1/97       10340         10277         10726.9       10529.6
 2/1/97        9760          9656.52      10792.3       10635.5
 3/1/97        9140          8975.16      10662.8       10410.1
 4/1/97        9180          8871.4       10798.2       10735.2
 5/1/97       10120         10204.9       11458         11382.4
 6/1/97       10380         10550.9       11948.4       11935
 7/1/97       11160         11091.5       12545.8       12469.7
 8/1/97       10970         11424.4       11850.8       11620.4
 9/1/97       11760         12336.1       12589.1       12236.6
10/1/97       11150         11595.2       11797.2       11577.3
11/1/97       11019.5       11319.2       11822         11766.9
12/1/97       10936.9       11326         11962.7       11895.1
 1/1/98       10698.5       11175         12096.9       12211.4
 2/1/98       11903.1       12161.5       12913.5       13021.8
 3/1/98       12713.7       12671.7       13563.3       13555.9
 4/1/98       13441         12749.4       13760.8       13672.5
 5/1/98       12922.1       11823.2       13643.1       13485.4
 6/1/98       13119.8       11944.1       13685.5       13789.6
 7/1/98       12486.1       10946.7       13691.4       13751.6
 8/1/98        9867.8        8419.73      11697.3       11901.7
 9/1/98       10283.2        9273.4       11704         12096.1
10/1/98       10937.3        9757.1       12478.8       13173.4
11/1/98       11872.1       10514         13166.2       13940.6
12/1/98       13064.4       11465.5       13713.1       14605.3
 1/1/99       13626.9       11981.2       13999.7       14908.6
 2/1/99       14179.1       10885.2       13595.8       14495.6
 3/1/99       15283.4       11272.9       14062.4       15082.7
 4/1/99       16210.6       12268.4       14700.4       15660.7
 5/1/99       15950.1       12287.8       14268.1       15071.8
 6/1/99       18492.1       12935.1       14987.1       15758.4
 7/1/99       19242.8       12534.1       15027.5       15694.2
 8/1/99       19346.7       12065.3       15011.9       15648.7
 9/1/99       19429.9       12298.2       14881.3       15479.7
10/1/99       20055.6       12613.1       15460.2       16267.6

                                                                         Fund
                                                                         ----
1 Year Total Return (9/30/98 to 9/30/99) ..........................     88.95%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ...........     24.78%
Average Annual Total Return Since Inception
   (9/30/96 to 9/30/99) ...........................................     24.76%

-----------
* The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.

** The Morgan Stanley World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.

*** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

Warburg Pincus Major Foreign Markets Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares       Value
                                                           ------       -----
COMMON STOCKS (92.8%)
Australia (0.7%)
    Oil Search, Ltd.                                      483,900    $   564,300
                                                                     -----------
Austria (0.7%)
    Austria Technologie & Systemtechnik AG+                17,500        534,327
                                                                     -----------
Canada (1.1%)
    Anderson Exploration, Ltd.+                            31,700        408,400
    Canadian Natural Resources, Ltd.+                       6,500        143,178
    Research in Motion, Ltd.+                              11,400        353,804
                                                                     -----------
                                                                         905,382
                                                                     -----------
Denmark (1.9%)
    International Service System AS Class B                16,000        857,470
    Tele Danmark AS Class B                                11,000        670,518
                                                                     -----------
                                                                       1,527,988
                                                                     -----------
France (13.4%)
    Alstom SA                                              34,300      1,038,269
    Banque Nationale de Paris                              15,718      1,379,453
    Bull SA+                                               25,900        188,377
    Compagnie Generale des Eaux                            12,100        562,122
    Elf Aquitaine SA                                           10          1,471
    Imerys SA                                               8,200      1,172,130
    Lagardere Groupe SCA                                   17,000        687,912
    Pechiney SA Class A                                    15,430        862,781
    PSA Peugeot Citroen                                     4,480        859,338
    Publicis SA                                             1,800        454,432
    Rhone-Poulenc SA Class A                               21,500      1,202,190
    Suez Lyonnaise des Eaux SA                              5,400        871,215
    Total Fina SA Class B                                  10,070      1,360,053
                                                                     -----------
                                                                      10,639,743
                                                                     -----------
Germany (5.6%)
    Fresenius Medical Care AG                               7,930        551,348
    Mannesmann AG                                           8,000      1,233,512
    Metallgesellschaft AG                                  31,000        646,112
    Siemens AG                                             12,000      1,072,070
    Viag AG                                                51,000        945,566
                                                                     -----------
                                                                       4,448,608
                                                                     -----------
Hong Kong (0.8%)
    Guoco Group, Ltd.                                     108,000        289,130
    SmarTone Telecommunications Holdings, Ltd.            102,700        362,182
                                                                     -----------
                                                                         651,312
                                                                     -----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Major Foreign Markets Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares        Value
                                                          ------        -----
COMMON STOCKS (cont'd)
Ireland (0.9%)
    Bank of Ireland                                       92,700     $   722,948
    Independent Newspapers PLC                               907           4,790
                                                                     -----------
                                                                         727,738
                                                                     -----------
Japan (32.7%)
    Advantest Corp.                                        2,400         361,058
    Daiwa Securities Co., Ltd.                           105,000       1,119,825
    Fuji Bank, Ltd.                                       74,000       1,013,990
    Fujitsu, Ltd.                                         41,000       1,233,614
    Hitachi, Ltd.                                         87,000         939,526
    Hoya Corp.                                            11,000         790,532
    Industrial Bank of Japan, Ltd.                        45,000         607,991
    Jac Co., Ltd.                                          2,300         804,427
    Japan Telecom Co., Ltd.                                   70       2,401,302
    Matsushita Electric Industrial Group                   4,000         671,521
    Nikko Securities Co., Ltd.                           124,000       1,164,430
    Nippon Telegraph & Telephone Corp.                        29         444,615
    Nomura Securities Co., Ltd.                           46,000         758,585
    NTT Mobile Communications Network, Inc.                   98       2,601,187
    Orix Corp.                                            10,400       1,395,170
    Sakura Bank, Ltd.                                    111,000         953,008
    Sanwa Bank, Ltd.                                      27,000         401,274
    Shimamura Co.                                          3,800         546,186
    Shohkoh Fund & Co., Ltd.                               2,060       1,259,371
    Softbank Corp.                                         4,000       1,659,639
    Sony Corp.                                            10,900       1,698,294
    Tokyo Electron, Ltd.                                   4,400         365,121
    Tokyo Seimitsu Co., Ltd.                               6,200         755,097
    Toshiba Corp.                                         95,000         597,163
    Trans Cosmos, Inc.                                     5,200         660,214
    World Co., Ltd.                                        7,500         758,192
                                                                     -----------
                                                                      25,961,332
                                                                     -----------
Netherlands (6.7%)
    Getronics NV                                           7,500         373,648
    IHC Caland NV                                         15,700         680,686
    Libertel NV+                                          46,100         872,161
    Philips Electronics NV                                11,208       1,148,566
    Pinkroccade NV+                                       24,300         612,972
    Vedior NV                                             55,900         940,059
    Vendex KBB NV                                         24,595         717,353
                                                                     -----------
                                                                       5,345,445
                                                                     -----------
Norway (0.5%)
    Tandberg Television ASA +                             34,800         412,564
                                                                     -----------
Portugal (1.7%)
    Portugal Telecom SA                                   30,350       1,352,532
                                                                     -----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Major Foreign Markets Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                            Number
                                                              of
                                                            Shares       Value
                                                            ------       -----
COMMON STOCKS (cont'd)
Singapore (5.1%)
    Chartered Semiconductor Manufacturing ADR+                6,900   $  228,994
    DBS Land, Ltd.                                          358,750      664,096
    Keppel Telecommunications & Transportation, Ltd.        483,000      510,914
    Neptune Orient Lines, Ltd.                            1,150,000    1,665,725
    Overseas Union Bank, Ltd.                               217,767      942,352
                                                                      ----------
                                                                       4,012,081
                                                                      ----------
Spain (3.0%)
    Banco Santander Central Hispano SA                       89,100      924,311
    Repsol SA                                                33,000      679,819
    Sogecable SA+                                            28,100      772,622
                                                                      ----------
                                                                       2,376,752
                                                                      ----------
Sweden (4.2%)
    Avesta Sheffield AB                                     163,400      771,557
    Electrolux AB Series B                                   38,000      756,474
    SKF AB Series B                                          46,700      946,673
    Telefonaktiebolaget LM Ericsson ADR                      19,500      833,625
                                                                      ----------
                                                                       3,308,329
                                                                      ----------
Switzerland (2.1%)
    Roche Holding AG                                             57      684,566
    United Bank of Switzerland SA                             3,310      963,409
                                                                      ----------
                                                                       1,647,975
                                                                      ----------
United Kingdom (11.7%)
    AstraZeneca Group PLC                                    23,100    1,043,140
    British Aerospace PLC                                   155,900      909,427
    British Telecommunications PLC                           48,100      870,963
    Corus Group PLC                                         414,000      788,026
    FKI PLC                                                 213,800      559,565
    Hanson PLC                                               92,300      722,441
    Lloyds TSB Group PLC                                     73,384    1,013,299
    Marks & Spencer PLC                                      75,100      345,048
    Prudential Corp. PLC                                     59,500      931,912
    Reed International PLC                                  125,300      729,897
    Smithkline Beecham PLC                                  107,000    1,376,518
                                                                      ----------
                                                                       9,290,236
                                                                      ----------
TOTAL COMMON STOCKS (Cost $61,666,736)                                73,706,644
                                                                      ----------


                See Accompanying Notes to Financial Statements.

Warburg Pincus Major Foreign Markets Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                           Number
                                                                             of
                                                                           Shares       Value
                                                                           ------       -----
WARRANTS (0.0%)
France (0.0%)
    Banque Nationale de Paris, (Strike Price EUR 100),
       07/01/02+  (Cost $23,446)                                              3,146   $    18,583
                                                                                      -----------
SHORT TERM INVESTMENTS (6.0%)
    Institutional Money Market Trust                                        999,723       999,723
    RBB Money Market Portfolio                                            3,761,267     3,761,267
                                                                                      -----------
TOTAL SHORT TERM INVESTMENTS (Cost $4,760,990)                                          4,760,990
                                                                                      -----------
TOTAL INVESTMENTS AT VALUE (98.8%) (Cost $66,451,172*)                                 78,486,217
                                                                                      -----------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)                                              897,097
                                                                                      -----------
NET ASSETS (100.0%) (applicable to 5,372,512 Common Class
  shares outstanding)                                                                 $79,383,314
                                                                                      ===========
NET ASSET VALUE, offering and redemption price per Common Class share
($79,383,314 / 5,372,512)                                                             $     14.78
                                                                                      ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $66,556,453.


                See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares      Value
                                                           ------      -----
COMMON STOCKS (86.7%)
Canada (4.1%)
    Anderson Exploration, Ltd.+                           439,800   $ 5,666,062
    Berkley Petroleum Corp.+                              294,300     2,601,061
    Canadian Hunter Exploration, Ltd.                     244,300     3,986,131
    Canadian Natural Resources, Ltd.+                     418,000     9,207,424
    OCI Communications, Inc.+#                            380,700     3,105,854
    Precision Drilling Corp.+                              97,700     2,288,235
    Research in Motion, Ltd.+                             178,100     5,527,408
    Rogers Communications, Inc. Class B+                  810,000    16,410,361
                                                                    -----------
                                                                     48,792,536
                                                                    -----------
Denmark (1.2%)
    International Service System AS Class B+               80,000     4,287,348
    Tele Danmark AS Class B                               157,000     9,570,114
                                                                    -----------
                                                                     13,857,462
                                                                    -----------
France (8.0%)
    Alstom SA+                                            340,400    10,303,985
    Coflexip SA                                            18,800     1,481,980
    Coflexip SA ADR                                        39,100     1,549,337
    Elf Aquitaine SA                                           11         1,619
    Lagardere Groupe SCA                                  274,400    11,103,707
    Publicis SA                                            15,025     3,793,243
    Rhone Poulenc, Ltd. Class A                           295,863    16,543,426
    Societe Generale d'Entreprises SA                     447,300    20,779,942
    Suez Lyonnaise des Eaux SA                             64,800    10,454,579
    Total Cie Franc des Petroles Class B                  145,407    19,638,649
                                                                    -----------
                                                                     95,650,467
                                                                    -----------
Germany (6.4%)
    Fresenius Medical Care AG                             142,600     9,914,539
    Hannover Rueckversicherungs AG                         94,600     7,109,194
    Mannesmann AG                                          84,000    12,951,872
    Metallgesellschaft AG                                 700,000    14,589,618
    Siemens AG                                            255,500    22,826,167
    Viag AG                                               528,400     9,796,807
                                                                    -----------
                                                                     77,188,197
                                                                    -----------
Hong Kong (0.6%)
    SmarTone Telecommunications Holdings, Ltd.          2,176,000     7,673,885
                                                                    -----------
Hungary (1.3%)
    Magyar Tavkozlesi                                     916,600     5,331,588
    OTP Bank                                              229,100    10,401,863
                                                                    -----------
                                                                     15,733,451
                                                                    -----------
India (0.0%)
    Bharat Petroleum Corp., Ltd.                              200         1,337
    Hindalco Industries, Ltd.                                 203         3,383
    Mahanagar Telephone Nigam, Ltd.                           300         1,185
    Reliance Industries, Ltd.                              11,974        64,451
    State Bank of India, Ltd.                               6,250        35,722
                                                                    -----------
                                                                        106,078
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                          ------       -----
COMMON STOCKS (cont'd)
Ireland (0.7%)
    Bank of Ireland                                     1,084,200   $  8,455,445
                                                                    ------------
Israel (1.1%)
    ECI Telecommunications Limited Designs                141,600      4,124,100
    Orbotech, Ltd.                                        124,100      9,695,312
                                                                    ------------
                                                                      13,819,412
                                                                    ------------
Italy (2.7%)
    Banca Nazionale del Lavoro SpA+                     4,000,000     13,537,517
    Mediolanum SpA                                      1,586,800     12,892,135
    Tecnost SpA                                         3,203,680      6,162,024
                                                                    ------------
                                                                      32,591,676
                                                                    ------------
Japan (32.6%)
    Advantest Corp.                                       100,900     15,179,468
    Fuji Bank, Ltd.                                       652,000      8,934,070
    Fujitsu, Ltd.                                         467,000     14,051,162
    Hikari Tsushin, Inc.                                   11,100      8,923,817
    Hoya Corp.                                            202,000     14,517,049
    Industrial Bank of Japan, Ltd.                      1,099,000     14,848,498
    KDD Corp.                                             100,000     12,552,696
    Matsushita Electric Industrial Group                  144,000     24,174,768
    Nikko Securities Co., Ltd.                          1,300,000     12,207,737
    Nippon Telegraph & Telephone Corp.                        300      4,599,461
    NTT Mobile Communications Network, Inc.                 2,250     59,721,129
    Orix Corp.                                            189,400     25,408,190
    Rohm Co., Ltd.                                        105,000     23,543,492
    Sakura Bank, Ltd.                                   1,113,000      9,555,841
    Sanwa Bank, Ltd.                                      783,000     11,636,953
    Shohkoh Fund & Co., Ltd.                               52,560     32,132,296
    Softbank Corp.                                         59,800     24,811,602
    Sony Corp.                                            162,500     25,318,597
    Sumitomo Bank, Ltd.                                   437,000      7,026,501
    Sumitomo Rubber Industries, Ltd.                    1,046,000      6,204,232
    Tokyo Electron, Ltd.                                  120,000      9,957,833
    Tokyo Seimitsu Co., Ltd.                               90,000     10,961,091
    Toshiba Corp.                                       2,478,000     15,576,535
                                                                    ------------
                                                                     391,843,018
                                                                    ------------
Netherlands (2.9%)
    Corus Group PLC                                     5,984,351     11,510,424
    Getronics NV                                          113,200      5,639,595
    IHC Caland NV                                         150,000      6,503,369
    Libertel NV                                           275,000      5,202,695
    Vendex KBB NV                                         218,011      6,358,645
                                                                    ------------
                                                                      35,214,728
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares       Value
                                                           ------       -----
COMMON STOCKS (cont'd)
Norway (0.2%)
    Tandberg Television ASA+                               232,000   $ 2,750,427
                                                                     -----------
Portugal (1.9%)
    Portugal Telecom SA                                    507,220    22,604,004
                                                                     -----------
Singapore (4.3%)
    Chartered Semiconductor Manufacturing ADR+             101,300     3,361,894
    DBS Land, Ltd.                                       6,745,000    12,485,936
    Neptune Orient Lines, Ltd.+                          7,147,000    10,352,119
    Overseas Union Bank, Ltd.                            5,826,288    25,212,324
                                                                     -----------
                                                                      51,412,273
                                                                     -----------
South Korea (2.5%)
    Housing & Commercial Bank, Korea+                      244,000     6,448,353
    Hyundai Industrial Development & Construction          553,080     5,786,705
    Korea Electric Power Corp.                             218,000     6,379,157
    Shinhan Bank                                         1,126,400    11,926,034
                                                                     -----------
                                                                      30,540,249
                                                                     -----------
Spain (2.1%)
    Amadeus Global Travel Distribution SA+                 483,800     2,893,352
    Banco Santander Central Hispano SA                     510,600     5,296,892
    Inmobiliaria Colonial SA+                               60,000       943,422
    Repsol SA                                              781,700    16,103,465
                                                                     -----------
                                                                      25,237,131
                                                                     -----------
Sweden (2.3%)
    SKF AB Series B                                        670,100    13,583,845
    Telefonaktiebolaget LM Ericsson ADR                    326,700    13,966,425
                                                                     -----------
                                                                      27,550,270
                                                                     -----------
Switzerland (1.9%)
    Roche Holding AG                                         1,141    13,703,322
    United Bank of Switzerland SA                           31,300     9,110,183
                                                                     -----------
                                                                      22,813,505
                                                                     -----------
Taiwan (2.5%)
    Taiwan Semiconductor Manufacturing Co.               6,842,850    30,398,275
                                                                     -----------
Turkey (0.6%)
    Yapi ve Kredi Bankasi AS                           470,000,000     6,843,189
                                                                     -----------
United Kingdom (6.8%)
    AstraZeneca Group PLC                                  432,400    19,526,132
    British Aerospace PLC                                1,784,100    10,407,368
    British Telecommunications PLC                         580,157    10,505,095
    Corus Group PLC                                      4,168,000     7,933,555
    Corus Group PLC ADR                                     89,000     1,718,812

                See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                 Number
                                                                   of
                                                                 Shares           Value
                                                                 ------           -----
COMMON STOCKS (cont'd)
United Kingdom (cont'd)
    Marks & Spencer PLC                                           1,360,000   $    6,248,547
    Prudential Corp. PLC                                            505,000        7,909,507
    Reed International PLC                                        1,174,500        6,841,692
    Smithkline Beecham PLC                                          853,800       10,983,843
                                                                              --------------
                                                                                  82,074,551
                                                                              --------------
TOTAL COMMON STOCK (Cost $792,018,202)                                         1,043,150,229
                                                                              --------------
SINGAPORE EQUITY SWAP BASKETS (1.2%)
Singapore Equity Swap Basket 2
    Equity swap with Indosuez W.I. Carr, Ltd.
      dated 01/08/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.+                            167,844        1,242,852
    Oversea-Chinese Banking Corp., Ltd.                              24,750          183,150
    United Overseas Bank, Ltd.                                       72,427          536,268
    Overseas Union Bank, Ltd.                                       203,440        1,506,477
                                                                              --------------
                                                                                   3,468,747
Singapore Equity Swap Basket 3
    Equity swap with Indosuez W.I. Carr, Ltd.
      dated 01/11/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.+                            437,663        2,856,677
    Oversea-Chinese Banking Corp., Ltd.                              15,000           97,683
    United Overseas Bank, Ltd.                                      214,290        1,399,034
    Overseas Union Bank, Ltd.                                       995,912        6,500,242
                                                                              --------------
                                                                                  10,853,636
                                                                              --------------
TOTAL EQUITY SWAPS (Cost $8,358,829)                                              14,322,383
                                                                              ==============
SHORT TERM INVESTMENTS (10.7%)
    Institutional Money Market Trust                             73,166,288       73,166,288
    RBB Money Market Portfolio                                   55,692,647       55,692,647
                                                                              --------------
TOTAL SHORT TERM INVESTMENTS (Cost $128,858,935)                                 128,858,935
                                                                              --------------
TOTAL INVESTMENTS AT VALUE (98.6%) (Cost $929,235,966*)                        1,186,331,547
                                                                              --------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)                                      16,188,975
                                                                              --------------
NET ASSETS (100.0%) (applicable to 44,365,547 Common
Class shares and 10,769,314 Advisor Class shares)                             $1,202,520,522
                                                                              ==============
NET ASSET VALUE, offering and redemption price per Common
Class share ($970,530,299 (divided by) 44,365,547)                            $        21.88
                                                                              ==============
NET ASSET VALUE, offering and redemption price per Advisor
Class share ($231,990,223 (divided by) 10,769,314)                            $        21.54
                                                                              ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing security.
# Priced at cost.
* Cost for federal income tax purposes is $929,405,551.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares        Value
                                                          ------        -----
COMMON STOCKS (85.9%)
Australia (0.4%)
    Cue Energy Resources NL                             1,463,628     $   77,413
    Novus Petroleum, Ltd.                                   9,250          8,429
                                                                      ----------
                                                                          85,842
                                                                      ----------
Austria (0.5%)
    Austria Technologie & Systemtechnik AG+                 3,400        103,812
                                                                      ----------
Canada (7.8%)
    Berkley Petroleum Corp.+                               12,300        108,709
    Canadian Natural Resources, Ltd.+                       4,000         88,109
    Chapters Online, Inc.+                                 18,800        182,133
    Chapters, Inc.+                                         9,800        131,253
    Clearnet Communications, Inc. Class A+                  6,000        132,000
    OCI Communications, Inc.+#                              8,300         67,714
    Precision Drilling Corp. Class A+                       4,600        107,737
    Prudential Steel, Ltd.                                  9,400         85,315
    Research in Motion, Ltd.+                               9,000        279,319
    Richland Petroleum Corp.+                              42,800        123,666
    Versus Technologies, Inc.+                             26,875        141,601
    Westjet Airlines, Ltd.+                                16,800        165,613
                                                                      ----------
                                                                       1,613,169
                                                                      ----------
Denmark (4.5%)
    Damgaard AS+                                           14,000        742,367
    Navision Software AS+                                   4,700        186,087
                                                                      ----------
                                                                         928,454
                                                                      ----------
France (3.4%)
    AIGLE                                                   1,720        175,357
    Atos SA+                                                  720         92,173
    Cegedim SA                                              3,100        175,946
    Coflexip SA                                               170         13,401
    Coflexip SA ADR                                           800         31,700
    Ipsos+                                                  3,900        198,191
                                                                      ----------
                                                                         686,768
                                                                      ----------
Germany (5.3%)
    Deutscher Industrie Service AG                          1,750        108,521
    GFK AG 144A+                                           12,500        352,102
    GFT Technologies AG+                                    1,800        107,838
    Jenoptik AG                                             8,700        160,937
    Marbert AG                                              9,529        160,347
    Tecis Holding AG+                                       2,775         87,792
    Trintech Group+                                         5,800        102,109
                                                                      ----------
                                                                       1,079,646
                                                                      ----------
Greece (0.3%)
    Goody's SA                                              2,200         70,033
                                                                      ----------


                See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares        Value
                                                          ------        -----
COMMON STOCKS (cont'd)
Hong Kong (0.4%)
    Cafe De Coral Holdings, Ltd.                         204,000      $   85,990
                                                                      ----------
Hungary (1.4%)
    Gedeon Richter                                         4,350         198,487
    OTP Bank                                               1,980          89,898
                                                                      ----------
                                                                         288,385
                                                                      ----------
India (1.2%)
    Icici, Ltd. ADR+                                      17,300         190,300
    Infosys Technologies, Ltd. ADR                           390          58,890
                                                                      ----------
                                                                         249,190
                                                                      ----------
Ireland (3.5%)
    Esat Telecom Group PLC ADR+                            5,050         225,987
    Independent Newspapers PLC                            55,462         292,924
    Irish Permanent PLC                                   18,600         189,630
                                                                      ----------
                                                                         708,541
                                                                      ----------
Israel (1.6%)
    Audiocodes, Ltd.                                       2,300         139,150
    Backweb Technologies, Ltd.                             4,900         103,206
    Orbotech, Ltd.                                         1,100          85,937
                                                                      ----------
                                                                         328,293
                                                                      ----------
Italy (1.4%)
    Compagnie Industriali Riunite SpA                     85,100         147,583
    Locazione Attrezzature SpA                           151,600         144,999
                                                                      ----------
                                                                         292,582
                                                                      ----------
Japan (13.2%)
    Aiful Corp.                                              400          62,093
    Avex, Inc.                                             1,200         252,970
    Densei-Lambda K.K                                      3,600         172,480
    Disco Corp.                                            1,500         208,413
    Fujimi, Inc.                                           1,800          82,790
    Funai Electric Co., Ltd.                                 700         316,596
    Goldcrest Co., Ltd.                                      500          68,273
    Hikari Tsushin, Inc.                                     100          80,395
    Nidec Corp.                                            1,100         213,444
    People Co., Ltd.                                       3,800         250,881
    Ryohin Keikaku Co., Ltd.                                 200          38,444
    Shimamura Co.                                          1,100         158,106
    Shohkoh Fund & Co., Ltd.                                  90          55,021
    Sony Precision Technology, Inc.                        4,000         125,719
    Tokyo Seimitsu Co., Ltd.                               1,900         231,401
    Trans Cosmos, Inc.                                     1,600         203,143
    World Co., Ltd.                                        1,800         181,966
                                                                      ----------
                                                                       2,702,135
                                                                      ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                             Number
                                                               of
                                                             Shares      Value
                                                             ------      -----
COMMON STOCKS (cont'd)
Malaysia (0.6%)
    Unisem BHD                                               31,000   $  126,448
                                                                      ----------
Mexico (1.1%)
    Grupo Iusacell SA ADR Series V+                          19,325      229,484
                                                                      ----------
Netherlands (6.7%)
    BE Semiconductor Industries NV+                          15,400      157,815
    Beter Bed Holding NV                                      6,000      171,531
    Brunel International NV                                   8,700      152,250
    Detron Group NV+                                          9,100      114,775
    Fugro NV                                                  4,600      154,714
    IHC Caland NV                                             1,618       70,150
    Qiagen NV+                                                4,600      245,525
    Seagull Holding NV+                                       5,300       55,427
    Vedior NV                                                 6,900      116,036
    Versatel Telecom International NV+                       10,800      133,946
                                                                      ----------
                                                                       1,372,169
                                                                      ----------
Norway (2.6%)
    Choice Hotels Scandinavia ASA+                           79,100      186,542
    Tandberg Television ASA+                                 30,000      355,659
                                                                      ----------
                                                                         542,201
                                                                      ----------
Poland (0.5%)
    Agora SA GDR+                                             9,900       99,495
                                                                      ----------
Portugal (1.2%)
    Banco Mello SA                                           12,866      129,819
    SIVA-SGPS SA                                              8,500      114,265
                                                                      ----------
                                                                         244,084
                                                                      ----------
Singapore (1.7%)
    DBS Land, Ltd.                                           74,000      136,984
    Pacific Internet, Ltd. ADR+                               2,300       71,875
    Vickers Ballas Holdings, Ltd.                           223,000      130,006
                                                                      ----------
                                                                         338,865
                                                                      ----------
South Africa (0.4%)
    Fedsure Holdings, Ltd.                                   10,800       72,322
                                                                      ----------
South Korea (1.7%)
    Hankuk Electric Glass Co., Ltd.                           1,610       76,507
    Hite Brewery Co., Ltd.                                        4          140
    Hyundai Industrial Development & Construction             5,231       54,730
    Trigem Computer, Inc.                                     2,803      208,677
                                                                      ----------
                                                                         340,054
                                                                      ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                Number
                                                                  of
                                                                Shares       Value
                                                                ------       -----
COMMON STOCKS (cont'd)
Spain (4.6%)
    Cortefiel SA                                                 8,660   $  226,005
    Dinamia Capital Privado Sociedad de Capital Riesgo SA       18,350      174,545
    Inmobiliaria Colonial SA+                                   20,000      314,474
    Mapfre Vida Seguros                                          4,900      127,827
    Prima Inmobiliaria SA+                                      10,900       96,463
                                                                         ----------
                                                                            939,314
                                                                         ----------
Sweden (2.4%)
    Biora AB ADR+                                                9,170       80,237
    Framtidsfabriken AB+                                         4,900      196,875
    Icon Medialab International AB+                              1,400       74,264
    Kungsleden AB+                                              19,500      150,306
                                                                         ----------
                                                                            501,682
                                                                         ----------
Switzerland (3.2%)
    4M Technologies Holding SA+                                  1,400      303,201
    Intershop Holding AG                                           200      124,693
    Logitech International SA                                    1,215      221,672
                                                                         ----------
                                                                            649,566
                                                                         ----------
Turkey (0.2%)
    Yapi ve Kredi Bankasi AS                                 2,906,400       42,317
                                                                         ----------
United Kingdom (14.1%)
    Burford Holdings PLC                                       131,600      221,341
    Burford Holdings PLC Class C+                               42,200        7,127
    Diagonal PLC                                                34,800      145,613
    Eidos PLC+                                                   2,300      160,587
    Electronics Boutique PLC                                   212,500      338,230
    FKI PLC                                                     47,670      124,764
    Future Network PLC+                                         13,200      154,327
    Holmes Place PLC                                            11,900       63,169
    Informa Group PLC                                           45,200      302,237
    Itnet PLC                                                    9,100       84,740
    Kingston Communication PLC+                                 25,500      187,038
    Luminar PLC                                                  7,400      105,338
    Misys PLC                                                   11,300       94,194
    PowderJect Pharmaceuticals PLC+                             16,300      211,967
    Prestbury Group PLC+                                        49,240       58,174
    Sage Group PLC                                               2,700      138,274
    The Exchange Holdings PLC+                                  81,500      231,359
    Viatel, Inc.+                                                7,500      250,312
                                                                         ----------
                                                                          2,878,791
                                                                         ----------
TOTAL COMMON STOCK (Cost $15,464,959)                                    17,599,632
                                                                         ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                             Number
                                                               of
                                                             Shares       Value
                                                             ------       -----
PREFERRED STOCK (2.7%)
Germany (2.7%)
    Marschollek, Lautenschlaeger und Partner AG                1,800   $   377,999
    Sartorius AG                                               1,030       165,635
                                                                       -----------
TOTAL PREFERRED STOCK (Cost $541,918)                                      543,634
                                                                       -----------
WARRANTS (0.0%)
United Kingdom (0.0%)
    Luminar PLC (Strike Price GBP 6.675), 02/28/09+
      (Cost $0)                                                  130           523
                                                                       -----------
SHORT TERM INVESTMENTS (9.8%)
    Institutional Money Market Trust                       1,056,004     1,056,004
    RBB Money Market Portfolio                               962,006       962,006
                                                                       -----------
TOTAL SHORT TERM INVESTMENTS (Cost $2,018,010)                           2,018,010
                                                                       -----------
TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $18,024,887*)                  20,161,799
                                                                       -----------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                               322,850
                                                                       -----------
NET ASSETS (100.0%) (applicable to 925,158
  Common Class shares outstanding)                                     $20,484,649
                                                                       ===========
NET ASSET VALUE, offering and redemption price per
Common Class share ($20,484,649 divided by 925,158)                    $     22.14
                                                                       ===========


                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                       GDR = Global Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing security.
# Priced at cost.
* Cost for federal income tax purposes is $18,147,971.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Schedule of Investments--October 31, 1999
--------------------------------------------------------------------------------

                                                                   Number
                                                                     of
                                                                   Shares      Value
                                                                   ------      -----
COMMON STOCKS (89.2%)
Australia (2.0%)
    Novus Petroleum, Ltd.                                         718,875   $  655,077
    Oil Search, Ltd.                                              574,100      669,486
                                                                            ----------
                                                                             1,324,563
                                                                            ----------
Brazil (3.0%)
    Companhia Brasileira de Distribuicao Grupo Pao de Acucar       13,050      285,469
    Tele Norte Leste Participacoes SA ADR                          91,900    1,550,813
    Ultrapar Participacoes SA+                                     16,456      183,073
                                                                            ----------
                                                                             2,019,355
                                                                            ----------
Croatia (1.9%)
    Pliva DD GDR                                                  115,400    1,253,359
                                                                            ----------
Czech Republic (0.9%)
    Ceska Sporitelna AS+                                          112,700      624,871
                                                                            ----------
Egypt (1.6%)
    Commercial International Bank, Ltd.                                26          310
    Egyptian Company for Mobile Services                           40,400    1,038,854
                                                                            ----------
                                                                             1,039,164
                                                                            ----------
Greece (1.6%)
    Hellenic Telecommunication Organization SA ADR                101,600    1,079,500
                                                                            ----------
Hong Kong (2.5%)
    Global Tech Holdings, Ltd.                                    642,000      375,969
    Guoco Group, Ltd.                                             338,000      904,869
    SmarTone Telecommunications Holdings, Ltd.                    106,340      375,019
                                                                            ----------
                                                                             1,655,857
                                                                            ----------
Hungary (2.7%)
    OTP Bank                                                       40,260    1,827,931
                                                                            ----------
India (10.6%)
    Aptech, Ltd.                                                   64,500    1,308,135
    Grasim Industries, Ltd.                                           500        4,866
    Icici, Ltd.+                                                   95,790    1,053,690
    Mahanagar Telephone Nigam, Ltd.                               266,950    1,054,510
    Pentafour Software & Exports, Ltd.                             91,600    1,272,984
    Reliance Industries, Ltd.                                         659        3,547
    Satyam Computers                                               56,800    1,665,120
    Tata Tea                                                       55,600      698,363
                                                                            ----------
                                                                             7,061,215
                                                                            ----------
Israel (1.9%)
    Blue Square Israel Co., Ltd. ADR                               34,800      454,575
    ECI Telecommunications Limited Designs+                         3,100       90,288
    Orbotech, Ltd.                                                  9,400      734,375
                                                                            ----------
                                                                             1,279,238
                                                                            ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                            Number
                                                              of
                                                            Shares       Value
                                                            ------       -----
COMMON STOCKS (cont'd)
Malaysia (2.3%)
    Commerce Asset Holdings BHD                            274,000    $  605,686
    Tenaga Nasional BHD                                    157,000       361,514
    Unisem (M) BHD                                         146,100       595,936
                                                                      ----------
                                                                       1,563,136
                                                                      ----------
Mexico (12.5%)
    Alfa SA de CV Series A                                 373,800     1,431,943
    Carso Global Telecom+                                  118,400       786,668
    Fomento Economico Mexicano SA de CV ADR+                41,500     1,361,719
    Grupo Financiero Banorte SA de CV+                     316,400       394,165
    Grupo Industrial Bimbo SA de CV                        507,100       928,650
    Grupo Industrial Saltillo SA de CV                     255,500       664,445
    Grupo Iusacell SA ADR+                                 118,400     1,406,000
    Telefonos de Mexico SA ADR                              16,600     1,419,300
                                                                      ----------
                                                                       8,392,890
                                                                      ----------
Peru (2.0%)
    Credicorp, Ltd. ADR                                    125,600     1,334,500
                                                                      ----------
Philippines (1.1%)
    ABS-CBN Broadcasting Corp.+                            696,300       763,068
                                                                      ----------
Poland (0.6%)
    Bank Slaski SA                                           7,307       398,249
                                                                      ----------
Singapore (6.4%)
    Chartered Semiconductor Manufacturing ADR+              66,100     2,193,694
    Neptune Orient Lines, Ltd.+                            701,000     1,015,368
    Overseas Union Bank, Ltd.                              253,524     1,097,084
                                                                      ----------
                                                                       4,306,146
                                                                      ----------
South Africa (9.6%)
    Amalgamated Banks of South Africa, Ltd.                156,930       639,719
    Billiton PLC                                           248,800     1,085,077
    C.G. Smith, Ltd.                                       413,600     1,339,396
    Sanlam, Ltd.+                                        1,316,200     1,510,032
    Sappi, Ltd.                                             90,500       749,621
    South African Breweries, Ltd.                          127,400     1,115,391
                                                                      ----------
                                                                       6,439,236
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares       Value
                                                           ------       -----
COMMON STOCKS (cont'd)
South Korea (13.1%)
    Daelim Industrial Co., Ltd.                             40,564    $  510,643
    Haansoft, Inc.+                                         48,100       352,880
    Hankuk Electric Glass Co., Ltd.+                        34,220     1,626,127
    Hite Brewery Co., Ltd.+                                 25,816       903,937
    Hyundai Electronics Industries Co.                      30,000       498,958
    Korea Data System                                        9,443       168,470
    Korea Mobile Telecommunications Corp., Ltd.              6,600       762,067
    Samsung Electronics Co.                                  7,563     1,261,025
    Shinhan Bank                                           150,600     1,594,514
    Trigem Computer, Inc.                                   14,920     1,110,759
                                                                      ----------
                                                                       8,789,380
                                                                      ----------
Taiwan (8.6%)
    Far Eastern Textile, Ltd.                              503,970       689,108
    Phoenixtec Power Co., Ltd.+                            598,343     1,215,914
    Taishin International Bank+                          1,588,080       905,615
    Taiwan Semiconductor Manufacturing Co.+                312,310     1,387,388
    United Microelectronics Co., Ltd.+                     601,350     1,563,054
                                                                      ----------
                                                                       5,761,079
                                                                      ----------
Thailand (1.6%)
    Hana Microelectronics Public Co., Ltd.+                296,900     1,046,071
                                                                      ----------
Turkey (2.7%)
    Akbank TAS                                          47,445,000       740,141
    Yapi ve Kredi Bankasi AS                            73,196,804     1,065,744
                                                                      ----------
                                                                       1,805,885
                                                                      ----------
TOTAL COMMON STOCKS (Cost $49,479,908)                                59,764,693
                                                                      ----------
PREFERRED STOCK (4.5%)
Brazil (4.0%)
    Companhia Vale do Rio Doce PN                           40,200       798,835
    Banco Itau SA                                        8,160,000       468,187
    Petroleo Brasileiro SA                               8,751,400     1,392,036
                                                                      ----------
                                                                       2,659,058
                                                                      ----------
South Korea (0.4%)
    Daelim Industrial Co., Ltd.                             46,530       283,175
                                                                      ----------
Taiwan (0.1%)
    Taishin International Bank+                            306,735        96,640
                                                                      ----------
TOTAL PREFERRED STOCK (Cost $2,838,899)                                3,038,873
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                               Number
                                                                 of
                                                               Shares      Value
                                                               ------      -----
SINGAPORE EQUITY SWAP BASKETS (0.9%)
Singapore Equity Swap Basket 2
    Equity swap with Indosuez W.I. Carr, Ltd.
      dated 01/08/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.+                        6,938   $    51,374
    Oversea-Chinese Banking Corp., Ltd.                         1,022         7,569
    United Overseas Bank, Ltd.                                  2,993        22,161
    Overseas Union Bank, Ltd.                                   8,406        62,240
                                                                        -----------
                                                                            143,344
Singapore Equity Swap Basket 3
    Equity swap with Indosuez W.I. Carr, Ltd.
      dated 01/11/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.+                       18,090       118,094
    Oversea-Chinese Banking Corp., Ltd.                           620         4,035
    United Overseas Bank, Ltd.                                  8,850        57,747
    Overseas Union Bank, Ltd.                                  41,131       268,469
                                                                        -----------
                                                                            448,345
                                                                        -----------
TOTAL EQUITY SWAPS (Cost $345,354)                                          591,689
                                                                        ===========
SHORT TERM INVESTMENTS (5.4%)
    Institutional Money Market Trust                          404,410       404,410
    RBB Money Market Portfolio                              3,177,584     3,177,584
                                                                        -----------
TOTAL SHORT TERM INVESTMENTS (Cost $3,581,994)                            3,581,994
                                                                        -----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $56,246,155*)                 $66,977,249
                                                                        ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                       GDR = Global Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $56,960,085.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                     Number
                                                       of
                                                     Shares     Value
                                                     ------     -----
COMMON STOCK (18.3%)
Business Services (1.4%)
    Lason Holdings, Inc.+                               550   $  20,436
    On Assignment, Inc.+                                850      24,437
    QRS Corp.+                                        1,050      58,406
                                                              ---------
                                                                103,279
                                                              ---------
Communications & Media (5.2%)
    America Online, Inc.+                               380      49,281
    CMG Information Services, Inc.                    1,300     142,269
    Outdoor Systems, Inc.+                            1,662      70,427
    Westwood One, Inc.+                               1,400      64,575
    Yahoo!, Inc.+                                       319      57,121
                                                              ---------
                                                                383,673
                                                              ---------
Computers (3.4%)
    Citrix Systems, Inc. +                              800      51,300
    Concord Communications, Inc.+                       880      45,705
    Network Appliance, Inc.+                          1,115      82,510
    VeriSign, Inc. +                                    600      74,100
                                                              ---------
                                                                253,615
                                                              ---------
Electronics (2.5%)
    JDS Uniphase Corp.+                                 500      83,437
    Maxim Integrated Products, Inc.+                    470      37,101
    Vitesse Semiconductor Corp.+                      1,400      64,225
                                                              ---------
                                                                184,763
                                                              ---------
Food, Beverages & Tobacco (0.2%)
    Ben & Jerry's Homemade, Inc. Class A+               700      11,812
                                                              ---------
Healthcare (0.1%)
    Alterra Healthcare Corp.+                           700       4,112
                                                              ---------
Leisure & Entertainment (0.6%)
    Premier Parks, Inc.+                              1,435      41,525
                                                              ---------
Retail (0.6%)
    Amazon.com, Inc.+                                   600      42,375
                                                              ---------
Telecommunications & Equipment (4.3%)
    Amdocs, Ltd.+                                     1,260      35,044
    CIENA Corp.+                                      1,435      50,584
    Cisco Systems, Inc.+                              1,230      91,020
    MCI WorldCom, Inc.+                                 480      41,190
    Pinnacle Holdings, Inc.+                          1,680      40,320
    TTI Team Telecom International, Ltd.+             5,500      58,094
                                                              ---------
                                                                316,252
                                                              ---------
TOTAL COMMON STOCK (Cost $708,509)                            1,341,406
                                                              ---------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares         Value
                                                          ------         -----

FOREIGN COMMON STOCK (75.3%)
Australia (0.4%)
    ANZoil NL+                                            250,400       $ 19,148
    Cue Energy Resources NL                               157,400          8,325
                                                                        --------
                                                                          27,473
                                                                        --------
Canada (10.7%)
    Assante Corp.+                                         12,100         53,471
    Chapters Online, Inc.+                                  6,450         62,487
    Corus Entertainment, Inc.+                                600          9,382
    Envoy Communications Group, Inc.+                       5,200         18,737
    OCI Communications, Inc.+#                              2,400         19,580
    Research in Motion, Ltd.+                               6,170        191,489
    Richland Petroleum Corp.+                              24,300         70,212
    Rogers Communications, Inc. Class B                     3,900         79,013
    Shaw Communications, Inc. Class B                       1,950         58,500
    Versus Technologies, Inc.+                             12,675         66,783
    Westjet Airlines, Ltd.+                                15,300        150,826
                                                                        --------
                                                                         780,480
                                                                        --------
Denmark (4.3%)
    Damgaard AS+                                            4,800        254,526
    Navision Software AS+                                   1,600         63,349
                                                                        --------
                                                                         317,875
                                                                        --------
France (1.5%)
    Atos SA+                                                  440         56,328
    Laurent-Perrier Group+                                  1,350         51,081
                                                                        --------
                                                                         107,409
                                                                        --------
Germany (4.9%)
    GFK AG+                                                 4,465        125,771
    GFT Technologies AG+                                      960         57,513
    Marbert AG                                              3,341         56,220
    Personal & Informatik AG+                               2,150         18,643
    Telegate AG+                                            1,000         34,159
    Trintech Group+                                         4,000         70,420
                                                                        --------
                                                                         362,726
                                                                        --------
Greece (0.4%)
    Antenna TV SA ADR+                                      3,400         30,600
                                                                        --------
Ireland (1.6%)
    Esat Telecom Group PLC ADR+                             2,630        117,693
                                                                        --------
Israel (3.4%)
    Audiocodes, Ltd.                                        1,850        111,925
    Backweb Technologies, Ltd.                              3,400         71,612
    Gilat Satellite Networks, Ltd.                            800         41,700
    Orbotech, Ltd.                                            260         20,312
                                                                        --------
                                                                         245,549
                                                                        --------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                               Number
                                                                 of
                                                               Shares    Value
                                                               ------    -----
FOREIGN COMMON STOCK (cont'd)
Italy (2.5%)
    Locazione Attrezzature SpA                                 77,200   $ 73,838
    SEAT Pagine Gialle SpA                                     16,000     22,787
    Unione Immobiliare SpA                                    168,200     86,449
                                                                        --------
                                                                         183,074
                                                                        --------
Japan (3.3%)
    Densei-Lambda K.K                                           2,100    100,613
    Shohkoh Fund & Co., Ltd.                                      100     61,135
    Trans Cosmos, Inc.                                            600     76,179
                                                                        --------
                                                                         237,927
                                                                        --------
Mexico (2.1%)
    Nuevo Grupo Iusacell SA ADR Series V+                      12,800    152,000
                                                                        --------
Netherlands (5.1%)
    Libertel NV                                                 4,400     83,243
    Meta4 NV+                                                   1,050     10,815
    Ordina NV+                                                  3,010     73,081
    Pinkroccade NV+                                               880     22,198
    Qiagen NV +                                                 1,350     72,056
    Seagull Holding NV+                                         4,550     47,584
    Versatel Telecom International NV+                          5,400     66,973
                                                                        --------
                                                                         375,950
                                                                        --------
Norway (1.7%)
    Tandberg Television ASA+                                   10,400    123,295
                                                                        --------
Portugal (1.0%)
    SIVA-SGPS SA                                                5,700     76,625
                                                                        --------
Singapore (2.0%)
    Datapulse Technology, Ltd.                                 68,000     43,321
    Pacific Internet, Ltd.                                      1,040     32,500
    Venture Manufacturing, Ltd.                                 8,000     71,161
                                                                        --------
                                                                         146,982
                                                                        --------
South Korea (1.5%)
    Hankuk Electric Glass Co., Ltd.+                              550     26,136
    Trigem Computer, Inc.                                       1,157     86,136
                                                                        --------
                                                                         112,272
                                                                        --------
Spain (5.6%)
    Dinamia Capital Privado Sociedad de Capital Riesgo SA      12,000    114,144
    Inmoliliaria Colonial SA+                                   5,000     78,619
    Prima Inmobiliaria SA+                                     14,200    125,668
    Transportes Azkar SA                                       10,700     93,569
                                                                        --------
                                                                         412,000
                                                                        --------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares       Value
                                                           ------       -----

FOREIGN COMMON STOCK (cont'd)
Sweden (4.0%)
    Biora AB ADR+                                           8,200     $   71,750
    Framtidsfabriken AB+                                    2,550        102,455
    Icon Medialab International AB+                           960         50,924
    Kungsleden AB+                                          8,400         64,747
                                                                      ----------
                                                                         289,876
                                                                      ----------
Switzerland (5.6%)
    Fantastic Corp.+                                        1,200         81,730
    Gretag Imaging Group+                                     345         43,698
    SAIA-Burgess Electronics AG                               110         31,764
    TAG Heuer International SA                              1,020        143,253
    4M Technologies Holding SA+                               500        108,286
                                                                      ----------
                                                                         408,731
                                                                      ----------
United Kingdom (13.7%)
    3i Group PLC                                            2,058         25,631
    Diagonal PLC                                           23,100         96,657
    Electronics Boutique PLC                              108,600        172,856
    EMAP PLC                                                2,970         38,500
    Holmes Place PLC                                       15,333         81,392
    Itnet PLC                                               4,700         43,767
    PowderJect Pharmaceuticals PLC+                         9,900        128,741
    Saatchi & Saatchi PLC ADR                               2,100         40,162
    Sage Group PLC                                          2,200        112,667
    Schroders PLC                                           3,030         60,508
    The Exchange Holdings PLC+                             35,100         99,640
    The Future Network PLC+                                 8,770        102,534
                                                                      ----------
                                                                       1,003,055
                                                                      ----------
TOTAL FOREIGN COMMON STOCK (Cost $4,821,488)                           5,511,592
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                            Number
                                                              of
                                                            Shares      Value
                                                            ------      -----

SHORT TERM INVESTMENT (4.7%)
    RBB Money Market Portfolio                              340,383   $  340,383
                                                                      ----------
    (Cost $340,383)

TOTAL INVESTMENTS AT VALUE (98.3%) (Cost $5,870,380*)                  7,193,381
                                                                      ----------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)                             123,086
                                                                      ----------
NET ASSETS (100.0%) (applicable to 377,329
  Common Class shares and 2,808 Advisor Class shares)                 $7,316,467
                                                                      ==========
NET ASSET VALUE, offering and redemption price per
  Common Class share ($7,262,857 divided by 377,329)                  $    19.25
                                                                      ==========
NET ASSET VALUE, offering and redemption price per
  Advisor Class share ($53,610 divided by 2,808)                      $    19.09
                                                                      ==========


                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing security.
# Priced at cost.
* Cost for federal income tax purposes is $5,953,297.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets
  Investments at value (Cost $56,246,155)                            $66,977,249
  Receivable for investment sold unsettled                             2,707,707
  Receivable for fund shares sold                                      1,463,013
  Foreign currency (Cost $432,273)                                       432,466
  Dividends and interest receivable                                      168,276
  Prepaid organizational cost                                              7,386
  Prepaid insurance                                                          837
                                                                     -----------
    Total Assets                                                      71,756,934
                                                                     -----------
Liabilities
  Payable for investments purchased unsettled                          3,315,725
  Payable for fund shares redeemed                                       461,852
  Accrued expenses payable                                                99,454
  Deferred tax on unrealized capital gains                                46,365
  Payable for Taiwan stock dividend tax                                    2,343
  Other liabilities                                                        6,468
                                                                     -----------
    Total Liabilities                                                  3,932,207
                                                                     -----------
Net Assets, applicable to 7,312,618 Common Class
  shares and 4,654 Advisor Class shares outstanding                  $67,824,727
                                                                     ===========
Net Asset Value, offering and redemption price per
  Common Class share ($67,782,721 divided by 7,312,618)              $      9.27
                                                                     ===========
Net Asset Value, offering and redemption price per
  Advisor Class share ($42,006 divided by 4,654)                     $      9.03
                                                                     ===========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Funds
Statements of Operations
For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                    Major Foreign            International
                                                       Markets                  Equity
                                                    --------------           -------------
Investment Income:
    Dividends                                       $     986,248            $  26,856,347
    Interest                                              140,331                1,229,038
    Foreign taxes withheld                                (72,706)              (2,561,286)
                                                    -------------            -------------
      Total investment income                           1,053,873               25,524,099
                                                    -------------            -------------
Expenses:
    Investment advisory                                   563,926               12,603,946
    Administrative services                               139,437                2,281,661
    Custodian/Sub-custodian                                36,019                  792,232
    Transfer agent                                         29,367                1,273,857
    Directors                                              12,478                   17,814
    Interest                                                3,852                  513,144
    Legal                                                   6,154                   82,955
    Offering/Organizational costs                               0                        0
    Printing                                               15,932                  248,604
    Registration                                           25,402                  129,648
    Shareholder servicing/distribution                          0                1,277,567
    Audit                                                  11,693                   64,150
    Insurance expenses                                      1,483                   32,830
    Miscellaneous                                           1,946                   27,362
                                                    -------------            -------------
                                                          847,689               19,345,770
    Less: fees waived, expenses reimbursed and
      transfer agent offsets                             (311,959)                 (86,767)
                                                    -------------            -------------
      Total expenses                                      535,730               19,259,003
                                                    -------------            -------------
        Net investment income (loss)                      518,143                6,265,096
                                                    -------------            -------------
Net Realized and Unrealized Gain from Investments
  and Foreign Currency Related Items:
    Net realized gain from security and other
      related transactions (net of capital gains
      taxes of $722,400 for Emerging Markets)           5,658,752              171,063,104
    Net realized loss from foreign currency
      related items                                       (86,577)              (3,429,906)
    Net realized forward foreign currency
      contract loss                                      (649,393)             (26,136,336)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items (net of
      estimated deferred capital gains
      taxes of $2,976 and $46,366 for
      International Small Company and Emerging
      Markets, respectively)                           12,506,073              205,467,968
                                                    -------------            -------------
    Net realized and unrealized gain from
      investments and foreign currency
      related items                                    17,428,855              346,964,830
                                                    -------------            -------------
    Net increase in net assets resulting
      from operations                               $  17,946,998            $ 353,229,926
                                                    =============            =============


                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                     International Small           Emerging            Global Post-Venture
                                                           Company                  Markets                  Capital
                                                     -------------------         -------------         -------------------
Investment Income:
    Dividends                                           $      70,191            $   1,251,245            $      48,585
    Interest                                                   26,562                  320,462                   10,146
    Foreign taxes withheld                                    (13,843)                (121,126)                  (2,839)
                                                        -------------            -------------            -------------
      Total investment income                                  82,910                1,450,581                   55,892
                                                        -------------            -------------            -------------
Expenses:
    Investment advisory                                        75,081                  824,963                   67,434
    Administrative services                                    29,406                  152,684                   21,341
    Custodian/Sub-custodian                                     4,064                   95,438                   20,687
    Transfer agent                                              9,280                  141,779                    9,327
    Directors                                                  12,547                   12,760                   12,700
    Interest                                                    2,217                   20,052                      165
    Legal                                                       4,282                    8,476                    8,815
    Offering/Organizational costs                              55,335                   47,001                    1,186
    Printing                                                        0                   31,379                    6,241
    Registration                                               35,693                   56,450                   26,968
    Shareholder servicing/distribution                         17,064                  165,050                   13,526
    Audit                                                       7,213                   13,605                    7,745
    Insurance expenses                                            445                    2,633                      580
    Miscellaneous                                               1,469                    1,364                    4,034
                                                        -------------            -------------            -------------
                                                              254,096                1,573,634                  200,749
    Less: fees waived, expenses reimbursed and
      transfer agent offsets                                 (148,300)                (484,626)                (111,694)
                                                        -------------            -------------            -------------
      Total expenses                                          105,796                1,089,008                   89,055
                                                        -------------            -------------            -------------
        Net investment income (loss)                          (22,886)                 361,573                  (33,163)
                                                        -------------            -------------            -------------
Net Realized and Unrealized Gain from Investments
  and Foreign Currency Related Items:
    Net realized gain from security and other
      related transactions (net of capital gains
      taxes of $722,400 for Emerging Markets)               1,928,168                3,365,256                1,895,467
    Net realized loss from foreign currency
      related items                                              (552)                (759,014)                 (14,579)
    Net realized forward foreign currency
      contract loss                                           (19,243)                       0                        0
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items (net of
      estimated deferred capital gains
      taxes of $2,976 and $46,366 for
      International Small Company and Emerging
      Markets, respectively)                                2,311,261               20,089,488                1,068,574
                                                        -------------            -------------            -------------
    Net realized and unrealized gain from
      investments and foreign currency
      related items                                         4,219,634               22,695,730                2,949,462
                                                        -------------            -------------            -------------
    Net increase in net assets resulting
      from operations                                   $   4,196,748            $  23,057,303            $   2,916,299
                                                        =============            =============            =============

                See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     Major Foreign Markets
                                                            -------------------------------------


                                                                 For the              For the
                                                               Year Ended           Year Ended
                                                            October 31, 1999     October 31, 1998
                                                            ----------------     ----------------
From Operations:
  Net investment income (loss)                                $    518,143        $    353,405
  Net realized gain (loss) from security and other
    related transactions                                         5,658,752          (2,195,858)
  Net realized gain (loss) from foreign currency
    related items                                                 (735,970)            (60,144)
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency related items
    (net of estimated deferred capital gains taxes of
    $2,976 for International Small Company)                     12,506,073            (325,873)
                                                              ------------        ------------
    Net increase (decrease) in net assets resulting
      from operations                                           17,946,998          (2,228,470)
                                                              ------------        ------------
From Dividends and Distributions:
  Dividends from net investment income
     Common Class shares                                          (423,139)           (104,762)
     Advisor Class shares                                                0                   0
  Distributions from realized gains
     Common Class shares                                                 0            (106,758)
     Advisor Class shares                                                0                   0
                                                              ------------        ------------
    Net decrease in net assets from dividends
      and distributions                                           (423,139)           (211,520)
                                                              ------------        ------------
From Capital Share Transactions:
  Proceeds from sale of shares                                  75,310,136          48,022,233
  Reinvested dividends and distributions                           381,678             211,520
  Net asset value of shares redeemed                           (52,853,403)        (11,568,572)
                                                              ------------        ------------
    Net increase (decrease) in net assets from
      capital share transactions                                22,838,411          36,665,181
                                                              ------------        ------------
    Net increase (decrease) in net assets                       40,362,270          34,225,191

Net Assets:
  Beginning of period                                           39,021,044           4,795,853
                                                              ------------        ------------
  End of period                                               $ 79,383,314        $ 39,021,044
                                                              ============        ============
Undistributed net investment income:                          $    417,441        $    409,014
                                                              ============        ============

--------------------------------------------------------------------------------

                                                                  International Equity              International Small Company
                                                           ----------------------------------  -------------------------------------
                                                                                                                   For the Period
                                                                                                                    May 29, 1998
                                                                For the           For the           For the       (Commencement of
                                                              Year Ended        Year Ended        Year Ended     Operations) through
                                                           October 31, 1999  October 31, 1998  October 31, 1999    October 31, 1998
                                                           ----------------  ----------------  ----------------  -------------------
From Operations:
  Net investment income (loss)                             $     6,265,096   $    12,302,990     $   (22,886)       $    1,733
  Net realized gain (loss) from security and other
    related transactions                                       171,063,104      (213,451,199)      1,928,168           (43,204)
  Net realized gain (loss) from foreign currency
    related items                                              (29,566,242)       51,944,476         (19,795)           (4,124)
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency related items
    (net of estimated deferred capital gains taxes of
    $2,976 for International Small Company)                    205,467,968        47,688,281       2,311,261          (176,546)
                                                           ---------------   ---------------     -----------        ----------
    Net increase (decrease) in net assets resulting
      from operations                                          353,229,926      (101,515,452)      4,196,748          (222,141)
                                                           ---------------   ---------------     -----------        ----------
From Dividends and Distributions:
  Dividends from net investment income
     Common Class shares                                                 0       (13,983,166)              0                 0
     Advisor Class shares                                                0          (776,129)              0                 0
  Distributions from realized gains
     Common Class shares                                                 0      (276,226,122)              0                 0
     Advisor Class shares                                                0       (61,851,043)              0                 0
                                                           ---------------   ---------------     -----------        ----------
    Net decrease in net assets from dividends
      and distributions                                                  0      (352,836,460)              0                 0
                                                           ---------------   ---------------     -----------        ----------
From Capital Share Transactions:
  Proceeds from sale of shares                               1,825,106,334       945,589,502      30,457,342         1,465,804
  Reinvested dividends and distributions                                 0       335,103,766               0                 0
  Net asset value of shares redeemed                        (2,559,755,180)   (2,054,917,142)    (15,411,594)         (101,510)
                                                           ---------------   ---------------     -----------        ----------
    Net increase (decrease) in net assets from
      capital share transactions                              (734,648,846)     (774,223,874)     15,045,748         1,364,294
                                                           ---------------   ---------------     -----------        ----------
    Net increase (decrease) in net assets                     (381,418,920)   (1,228,575,786)     19,242,496         1,142,153

Net Assets:
  Beginning of period                                        1,583,939,442     2,812,515,228       1,242,153           100,000
                                                           ---------------   ---------------     -----------        ----------
  End of period                                            $ 1,202,520,522   $ 1,583,939,442     $20,484,649        $1,242,153
                                                           ===============   ===============     ===========        ==========
Undistributed net investment income:                       $     5,901,701   $             0     $    22,184        $        0
                                                           ===============   ===============     ===========        ==========

                See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Funds
Statements of Changes in Net Assets (cont'd)
--------------------------------------------------------------------------------

                                                               Emerging Markets                  Global Post-Venture Capital
                                                     ------------------------------------    ------------------------------------
                                                          For the             For the             For the             For the
                                                        Year Ended          Year Ended          Year Ended          Year Ended
                                                     October 31, 1999    October 31, 1998    October 31, 1999    October 31, 1998
                                                     ----------------    ----------------    ----------------    ----------------
From Operations:
  Net investment income (loss)                        $     361,573       $     990,189       $     (33,163)      $     (35,282)
  Net realized gain (loss) from security
    and other related transactions (net
    of capital gains taxes of $722,400
    for Emerging Markets)                                 3,365,256         (62,658,535)          1,895,467              16,393
  Net realized loss from foreign
    currency related items                                 (759,014)           (420,100)            (14,579)             (1,517)
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items (net of
    estimated deferred capital gains taxes
    of $46,366 for Emerging Markets)                     20,089,488          21,064,753           1,068,574            (224,948)
                                                      -------------       -------------       -------------       -------------
    Net increase (decrease) in net assets
      resulting from operations                          23,057,303         (41,023,693)          2,916,299            (245,354)
                                                      -------------       -------------       -------------       -------------
From Dividends and Distributions:
  Dividends from net investment income
    Common Class shares                                           0            (427,377)                  0             (80,461)
    Advisor Class shares                                          0                (880)                  0                 (30)
  Distributions from realized gains
    Common Class shares                                           0          (5,226,322)            (11,449)            (29,917)
    Advisor Class shares                                          0             (10,768)                 (4)                (12)
                                                      -------------       -------------       -------------       -------------
  Net decrease in net assets from
    dividends and distributions                                   0          (5,665,347)            (11,453)           (110,420)
                                                      -------------       -------------       -------------       -------------
From Capital Share Transactions:
  Proceeds from sale of shares                          164,611,366         120,358,207           4,476,418           1,626,747
  Reinvested dividends and distributions                          0           5,383,994              11,073             108,155
  Net asset value of shares redeemed                   (180,058,486)       (174,910,995)         (3,738,167)           (915,348)
                                                      -------------       -------------       -------------       -------------
    Net increase (decrease) in net assets
      from capital share transactions                   (15,447,120)        (49,168,794)            749,324             819,554
                                                      -------------       -------------       -------------       -------------
    Net increase (decrease) in net assets                 7,610,183         (95,857,834)          3,654,170             463,780

Net Assets:
  Beginning of year                                      60,214,544         156,072,378           3,662,297           3,198,517
                                                      -------------       -------------       -------------       -------------
  End of year                                         $  67,824,727       $  60,214,544       $   7,316,467       $   3,662,297
                                                      =============       =============       =============       =============
Undistributed net investment income:                  $           0       $           0       $           0       $           0
                                                      =============       =============       =============       =============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Major Foreign Markets Fund
Financial Highlights
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                        1999               1998            1997**
                                                       -------           -------           ------
PERIOD ENDED:
Per-share data
Net asset value, beginning of period                   $ 10.78           $ 11.06           $10.00
                                                       -------           -------           ------
Investment activities:
  Net investment income                                   0.09              0.27             0.08
  Net gains (losses) on investments and foreign
    currency related items (both realized
    and unrealized)                                       4.02             (0.06)            0.98
                                                       -------           -------           ------
    Total from investment activities                      4.11              0.21             1.06
                                                       -------           -------           ------
Less dividends and distributions:
  Dividends from net investment income                   (0.11)            (0.24)            0.00
  Distributions from realized capital gains               0.00             (0.25)            0.00
                                                       -------           -------           ------
    Total dividends and distributions                    (0.11)            (0.49)            0.00
                                                       -------           -------           ------
Net asset value, end of period                         $ 14.78           $ 10.78           $11.06
                                                       =======           =======           ======
Total return                                             38.52%             2.26%           10.60%+

Ratios and supplemental data
Net assets, end of period (000s omitted)               $79,383           $39,021           $4,796
  Ratio of expenses to average net assets                  .96%@             .95%@            .95%*@
  Ratio of net income to average net assets                .92%             1.50%            1.18%*
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                          .55%             1.09%            6.69%*
Portfolio turnover rate                                 151.27%           115.76%           30.29%+

--------------------------------------------------------------------------------
** For the period March 31, 1997 (commencement of operations) through October
   31, 1997.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00% and .00% for the years ended October 31, 1999, 1998 and for the period ended October 31, 1997, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were .95%, .95% and .95% for the years ended October 31, 1999, 1998 and for the period ended October 31, 1997, respectively.

+  Non annualized.

*  Annualized.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Financial Highlights
(For a Common Class share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                     1999          1998             1997           1996           1995
                                                   ---------    ----------       ----------     ----------     ----------
YEAR ENDED:
Per-share data
Net asset value, beginning of year                 $   16.64    $    20.76       $    20.69     $    19.30     $    20.51
                                                   ---------    ----------       ----------     ----------     ----------
Investment activities:
  Net investment income                                 0.13          0.12(a)          0.04           0.22           0.12
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                      5.11         (1.38)            0.88           1.73          (0.67)
                                                   ---------    ----------       ----------     ----------     ----------
      Total from investment activities                  5.24         (1.26)            0.92           1.95          (0.55)
                                                   ---------    ----------       ----------     ----------     ----------
Less dividends and distributions:
  Dividends from net investment income                  0.00         (0.14)           (0.11)         (0.56)         (0.13)
  Distributions from realized capital gains             0.00         (2.72)           (0.74)          0.00          (0.53)
                                                   ---------    ----------       ----------     ----------     ----------
      Total dividends and distributions                 0.00         (2.86)           (0.85)         (0.56)         (0.66)
                                                   ---------    ----------       ----------     ----------     ----------
Net asset value, end of year                       $   21.88    $    16.64       $    20.76     $    20.69     $    19.30
                                                   =========    ==========       ==========     ==========     ==========
Total return                                           31.49%        (6.12)%           4.54%         10.35%         (2.55)%

Ratios and supplemental data
Net assets, end of year (000s omitted)             $ 970,530    $1,283,673       $2,312,042     $2,885,453     $2,068,207
  Ratio of expenses to average net assets               1.44%@        1.36%@           1.33%@         1.38%@         1.39%
  Ratio of net income to average net assets              .59%          .65%             .56%           .62%           .69%
Portfolio turnover rate                               116.35%        95.44%           61.80%         32.49%         39.24%

--------------------------------------------------------------------------------

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .01%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.43%, 1.36%, 1.32% and 1.37% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Financial Highlights
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                  1999         1998**
                                                               ----------     ---------
PERIOD ENDED:
Per-share data
    Net asset value, beginning of period                       $     8.61     $   10.00
                                                               ----------     ---------
Investment activities:
    Net investment income (loss)                                    (0.02)         0.01
    Net gains (losses) on investments and foreign currency
      related items (both realized and unrealized)                  13.55         (1.40)
                                                               ----------     ---------
      Total from investment activities                              13.53         (1.39)
                                                               ----------     ---------
Net asset value, end of period                                 $    22.14     $    8.61
                                                               ==========     =========
Total return                                                       157.14%       (13.90)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)                       $   20,485     $   1,242
    Ratio of expenses to average net assets                          1.56%@        1.55%@*
    Ratio of net income (loss) to average net assets                 (.34)%         .38%*
    Decrease reflected in above operating expense ratios due
      to waivers/reimbursements                                      2.16%        11.50%*
Portfolio turnover rate                                            274.12%        61.33%+

--------------------------------------------------------------------------------

** For the period May 29, 1998 (commencement of operations) through October 31,
   1998.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, and .00%, for the year ended October 31, 1999 and for the period ended October 31, 1998. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.55% and 1.55% for the year ended October 31, 1999 and the period ended October 31, 1998, respectively.

+  Non annualized.

*  Annualized.

                See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Financial Highlights
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                          1999          1998           1997            1996          1995**
                                                        -------       -------        --------        --------        ------
PERIOD ENDED:
Per-share data
Net asset value,
  beginning of period                                   $  6.59       $ 10.82        $  12.19        $  11.28        $10.00
                                                        -------       -------        --------        --------        ------
Investment activities:
  Net investment income                                    0.05          0.11            0.04            0.07          0.08
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                         2.63         (3.86)          (1.34)           0.99          1.25
                                                        -------       -------        --------        --------        ------
      Total from investment activities                     2.68         (3.75)          (1.30)           1.06          1.33
                                                        -------       -------        --------        --------        ------
Less dividends and distributions:
  Dividends from net investment income                     0.00         (0.04)          (0.03)          (0.08)        (0.05)
  Distributions from realized capital gains                0.00         (0.44)          (0.04)          (0.07)         0.00
                                                        -------       -------        --------        --------        ------
      Total dividends and distributions                    0.00         (0.48)          (0.07)          (0.15)        (0.05)
                                                        -------       -------        --------        --------        ------
Net asset value, end of period                          $  9.27       $  6.59        $  10.82        $  12.19        $11.28
                                                        =======       =======        ========        ========        ======
Total return                                              40.67%       (35.95)%        (10.71)%          9.46%        13.33%+

Ratios and supplemental data:
Net assets, end of period (000s omitted)                $67,783       $60,189        $155,806        $218,421        $6,780
  Ratio of expenses to average net assets                  1.66%@        1.65%@          1.66%@          1.62%@        1.00%*
  Ratio of net income to average net assets                 .55%         1.00%            .24%            .31%         1.25%*
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                    .73%          .63%            .46%            .77%        11.08%*
Portfolio turnover rate                                  196.07%       125.59%          92.48%          61.84%        57.76%+


-----------

** For the period December 30, 1994 (commencement of operations) through October 31, 1995.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .01%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65% and 1.61% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Financial Highlights
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                     1999      1998     1997    1996**
                                                    ------    ------   ------   ------
PERIOD ENDED:
Per-share data
    Net asset value, beginning of period            $10.53    $11.15   $ 9.86   $10.00
                                                    ------    ------   ------   ------
Investment activities:
    Net investment loss                              (0.09)    (0.02)   (0.13)    0.00
    Net gains (losses) on investments and foreign
      currency related items (both realized
      and unrealized)                                 8.84     (0.20)    1.42    (0.14)
                                                    ------    ------   ------   ------
      Total from investment activities                8.75     (0.22)    1.29    (0.14)
                                                    ------    ------   ------   ------
Less dividends and distributions:
    Dividends from net investment income              0.00     (0.29)    0.00     0.00
    Distributions from realized capital gains        (0.03)    (0.11)    0.00     0.00
                                                    ------    ------   ------   ------
      Total dividends and distributions              (0.03)    (0.40)    0.00     0.00
                                                    ------    ------   ------   ------
Net asset value, end of period                      $19.25    $10.53   $11.15   $ 9.86
                                                    ======    ======   ======   ======
Total return                                         83.36%    (1.91)%  13.08%   (1.40)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)            $7,263    $3,661   $3,197   $3,007
    Ratio of expenses to average net assets           1.66%@    1.65%@   1.66%@   1.65%@*
    Ratio of net loss to average net assets           (.61)%   (1.01)%   (.96)%   (.20)%*
    Decrease reflected in above operating
      expense ratios due to waivers/reimbursements    2.07%     3.90%    6.48%   21.71%*
Portfolio turnover rate                             239.88%   186.67%  207.25%    5.85%+


-----------

** For the period September 30, 1996 (commencement of operations) through October 31, 1996.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .00%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65% and 1.65% for the years ended October 31, 1999, 1998,
     1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Funds
Notes to Financial Statements
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     The Warburg Pincus Major Foreign Markets Fund ("Major Foreign Markets") (formerly, the Warburg Pincus Managed EAFE (REGISTERED TRADEMARK) Countries
Fund), the Warburg Pincus International Equity Fund ("International Equity"), the Warburg Pincus International Small Company Fund ("International Small Company") and the Warburg Pincus Global Post-Venture Capital Fund ("Global Post-Venture Capital") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies, and the Warburg Pincus Emerging Markets Fund ("Emerging Markets") which is registered under the 1940 Act as a non-diversified, open-end management investment company (each, a "Fund" and collectively, the "Funds").

     Investment objectives for each Fund are as follows: Major Foreign Markets and International Equity, seek long-term capital appreciation; International Small Company seeks capital appreciation; Emerging Markets seeks growth of capital; and Global Post-Venture Capital seeks long-term growth of capital.

     Each Fund (except for Major Foreign Markets and International Small Company) offers two classes of shares, one class being referred to as the Common Class and one class being referred to as the Advisor Class. Major Foreign Markets and International Small Company currently offer only the Common Class. Common and Advisor Class shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for International Small Company, Emerging Markets and Global Post-Venture Capital bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of each Fund's Common Class shares. Common Class shares of International Equity are not subject to shareholder servicing or distribution fees. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed
 .75% of the average daily net asset value of the relevant Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

     Global Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Fund values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     Each Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Funds' access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 1999, none of the Funds had open forward foreign currency contracts.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

     Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM LLC") (collectively the Warburg Funds), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 1999, the Funds had no investments in repurchase agreements.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense.

     For the year ended October 31, 1999, the Funds received credits or reimbursements under this arrangement as follows:

           Fund                                                     Amount
           ----                                                    -------
           Major Foreign Markets                                   $ 4,100
           International Equity                                     86,767
           International Small Company                                 709
           Emerging Markets                                          4,039
           Global Post-Venture Capital                                 397

2. Investment Adviser, Co-Administrators and Distributor

     On July 6, 1999, CSAM LLC became each Fund's investment adviser as a result of the previously announced acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse"). Warburg Pincus was combined with CSAM LLC, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM LLC receives the following fees based on each Fund's average daily net assets:

           Fund                                          Annual Rate
           ------                            ---------------------------------
           Major Foreign Markets             1.00% of average daily net assets
           International Equity              1.00% of average daily net assets
           International Small Company       1.10% of average daily net assets
           Emerging Markets                  1.25% of average daily net assets
           Global Post-Venture Capital       1.25% of average daily net assets

     For the year ended October 31, 1999, investment advisory fees, waivers, and reimbursements were as follows:

                                         Gross                        Net         Expense
           Fund                      Advisory Fee     Waiver     Advisory Fee  Reimbursements
           ----                      ------------   ---------    ------------  --------------
           Major Foreign Markets      $   563,926   $(260,929)   $   302,997    $      0
           International Equity        12,603,946           0     12,603,946           0
           International Small Company     75,081     (75,081)             0     (64,319)
           Emerging Markets               824,963    (447,804)       377,159     (16,276)
           Global Post-Venture Capital     67,434     (60,242)         7,192     (44,581)


     Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for Global Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM LLC, Abbott is entitled to a quarterly fee from CSAM LLC at the annual rate of 1.00% of the value of the Fund's Private Fund Investments as

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM LLC served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), also serves as each Fund's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.

     For the year ended October 31, 1999, administrative services fees earned by CFSI were as follows:

           Fund                                          Co-Administration Fee
           ----                                          ---------------------
           Major Foreign Markets                             $   56,393
           International Equity                               1,260,395
           International Small Company                            6,826
           Emerging Markets                                      65,997
           Global Post-Venture Capital                            5,395

     For administrative services, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million, exclusive of out-of-pocket expenses.

     For the year ended October 31, 1999, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                                                                         Net
                                    Co-Administration              Co-Administration
           Fund                              Fee        Waiver           Fee
           ----                     -----------------  --------    -----------------
           Major Foreign Markets         $  83,044     $(46,930)     $  36,114
           International Equity          1,021,266            0      1,021,266
           International Small Company      22,580       (8,191)        14,389
           Emerging Markets                 86,687      (16,507)        70,180
           Global Post-Venture Capital      15,946       (6,474)         9,472


     CSAMSI also serves as each Fund's distributor. Provident Distributors, Inc. will become each Fund's distributor effective January 3, 2000. No compensation is paid by International Equity to CSAMSI for distribution services. For its shareholder servicing and selling services, CSAMSI receives a fee at an annual rate of .25% of the average daily net assets of each Fund's Common Class shares (other than International Equity) pursuant to a shareholder

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. On February 6, 1998, the Board of Directors of Major Foreign Markets approved suspension of its fee. CSAMSI receives a fee at an annual rate of .50%, of the average daily net assets of International Equity, Emerging Markets, and Global Post-Venture Capital's Advisor Class shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act which CSAMSI may use to compensate service organizations for shareholder servicing and distribution services.

     For the year ended October 31, 1999, shareholder servicing and distribution fees paid to CSAMSI were as follows:

                                                     Shareholder Servicing/
           Fund                                         Distribution Fee
           ----                                      ----------------------
           International Equity
            Advisor Class shares                          $1,277,567
                                                          ==========
           International Small Company
            Common Class shares                           $   17,064
                                                          ==========
           Emerging Markets
            Common Class shares                           $  164,936
            Advisor Class shares                                 114
                                                          ----------
                                                          $  165,050
                                                          ==========
           Global Post-Venture Capital
            Common Class shares                           $   13,445
            Advisor Class shares                                  81
                                                          ----------
                                                          $   13,526
                                                          ==========

3. Line of Credit

     The Funds, together with other Funds advised by CSAM LLC, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At October 31,

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

3. Line of Credit -- (cont'd)

1999, there were no loans outstanding for any of the Funds. During the year ended October 31, 1999, the Funds had the following borrowings under the Credit
Facility:

                                                     Average      Maximum
                                      Average Daily  Interest   Daily Loan
           Fund                       Loan Balance     Rate%    Outstanding
           ----                       -------------  --------   -----------
           Major Foreign Markets       $   58,181      5.39%    $ 2,889,000
           International Equity         7,712,644      5.57%     65,819,000
           International Small Company     36,614      5.77%      1,395,000
           Emerging Markets               335,732      5.56%      7,169,000
           Global Post-Venture Capital      9,893      5.75%        626,000


4. Investments in Securities

     For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

           Fund                                  Purchases           Sales
           ----                               --------------     -------------
           Major Foreign Markets              $  101,314,285     $  80,779,705
           International Equity                1,440,175,680     2,214,755,469
           International Small Company            31,000,491        18,118,308
           Emerging Markets                      121,460,932       138,386,748
           Global Post-Venture Capital            13,077,839        12,677,370

     At October 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                      Unrealized     Unrealized   Net Unrealized
           Fund                      Appreciation   Depreciation   Appreciation
           ----                      ------------   ------------  --------------
           Major Foreign Markets     $ 14,044,171   $ (2,114,407)  $ 11,929,764
           International Equity       289,367,909    (32,441,913)   256,925,996
           International Small Company  2,704,626       (690,798)     2,013,828
           Emerging Markets            12,649,769     (2,632,605)    10,017,164
           Global Post-Venture Capital  1,592,156       (352,072)     1,240,084

5. Equity Swap Transactions

     International Equity and Emerging Markets each entered into equity swap agreements dated January 8, 1999 and January 11, 1999. Each Fund paid a notional amount plus a 1.25% upfront fee for a basket of Singapore local common stocks. The initial notional amount represented the then-current market value of the common stock of the underlying securities on that date. The notional amount is marked-to-market daily. The swap agreements expire on January 8, 2001, but are terminable by either party on one business day's notice. The final notional amount at termination will be

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

5. Equity Swap Transactions -- (cont'd)

the average execution price of unwinding the counterparty's hedge for the swap (the sale of the basket of common stocks) at termination. Each Fund will receive the final notional amount, less a 1.25% fee, five business days after the termination date.

     During the term of the equity swap agreements, each Fund is entitled to dividends on the stock less a dividend withholding tax of 26% and a 1% processing fee (not to exceed $1,000). Each Fund recognizes the net dividend amount received as dividend income on the ex-dividend date and will receive each dividend five business days after the payment date. In addition, a Fund may instruct the counterparty regarding participation in any rights offerings of the common stock, in exchange for the subscription price plus a .75% fee to the counterparty.


6. Capital Share Transactions

     Each Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are classified as Advisor Class shares. Transactions in classes of each Fund were as follows:

                                                 MAJOR FOREIGN MARKETS
                                                  Common Class shares
                                             ------------------------------
                                             For the Year Ended October 31,
                                             ------------------------------
                                                   1999            1998
                                              ------------    ------------
Shares sold                                      5,766,620       4,210,721
Shares issued to shareholders on
  reinvestment of dividends and distributions       34,324          21,323
Shares redeemed                                 (4,049,285)     (1,044,813)
                                              ------------    ------------
Net increase in shares outstanding               1,751,659       3,187,231
                                              ============    ============
Proceeds from sale of shares                  $ 75,310,136    $ 48,022,233
Reinvested dividends and distributions             381,678         211,520
Net asset value of shares redeemed             (52,853,403)    (11,568,572)
                                              ------------    ------------
Net increase from capital share transactions  $ 22,838,411    $ 36,665,181
                                              ============    ============

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

6. Capital Share Transactions -- (cont'd)

                                                                         INTERNATIONAL EQUITY
                                                        Common Class shares                   Advisor Class shares
                                                ----------------------------------    ------------------------------------
                                                                    For the Year Ended October 31,
                                                --------------------------------------------------------------------------
                                                      1999              1998               1999                  1998
                                                ---------------    ---------------    ---------------      ---------------
Shares sold                                          93,224,012         49,208,088          2,460,276            2,638,046
Shares issued to shareholders on
  reinvestment of dividends and distributions                 0         16,336,304                  0            3,778,779
Shares redeemed                                    (126,018,150)       (99,781,019)        (9,926,602)         (12,548,585)
                                                ---------------    ---------------    ---------------      ---------------
Net decrease in shares outstanding                  (32,794,138)       (34,236,627)        (7,466,326)          (6,131,760)
                                                ===============    ===============    ===============      ===============
Proceeds from sale of shares                    $ 1,778,780,264    $   896,359,095    $    46,326,070      $    49,230,407
Reinvested dividends and distributions                        0        272,489,395                  0           62,614,371
Net asset value of shares redeemed               (2,378,091,713)    (1,826,723,786)      (181,663,467)        (228,193,356)
                                                ---------------    ---------------    ---------------      ---------------
Net decrease from capital share transactions    $  (599,311,449)   $  (657,875,296)   $  (135,337,397)     $  (116,348,578)
                                                ===============    ===============    ===============      ===============

                                                        INTERNATIONAL SMALL COMPANY
                                                             Common Class shares
                                                    -----------------------------------
                                                                      For the Period
                                                        For the        May 29, 1998
                                                      Year Ended     (Commencement of
                                                      October 31,   Operations) through
                                                         1999        October 31, 1998
                                                    ------------    -------------------
Shares sold                                            1,564,421          146,577
Shares redeemed                                         (783,584)         (12,256)
                                                    ------------       ----------
Net increase in shares outstanding                       780,837          134,321
                                                    ============       ==========
Proceeds from sale of shares                        $ 30,457,342       $1,465,804
Net asset value of shares redeemed                   (15,411,594)        (101,510)
                                                    ------------       ----------
Net increase from capital share transactions        $ 15,045,748       $1,364,294
                                                    ============       ==========

                                                                       Emerging Markets
                                                      Common Class shares           Advisor Class shares
                                                ------------------------------    -----------------------
                                                                 For the Year Ended October 31,
                                                ---------------------------------------------------------
                                                     1999             1998          1999         1998
                                                -------------    -------------    --------    -----------
Shares sold                                        20,639,374       13,544,543       3,005        235,380
Shares issued to shareholders on reinvestment
  of dividends and distributions                            0          582,196           0          1,113
Shares redeemed                                   (22,454,708)     (19,392,450)     (2,367)      (256,959)
                                                -------------    -------------    --------    -----------
Net increase (decrease) in shares outstanding      (1,815,334)      (5,265,711)        638        (20,466)
                                                =============    =============    ========    ===========
Proceeds from sale of shares                    $ 164,584,361    $ 118,390,331    $ 27,005    $ 1,967,876
Reinvested dividends and distributions                      0        5,373,673           0         10,321
Net asset value of shares redeemed               (180,042,232)    (172,692,012)    (16,254)    (2,218,983)
                                                -------------    -------------    --------    -----------
Net increase (decrease) from capital share
  transactions                                  $ (15,457,871)   $ (48,928,008)   $ 10,751    $  (240,786)
                                                =============    =============    ========    ===========

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

6. Capital Share Transactions -- (cont'd)

                                                             GLOBAL POST-VENTURE CAPITAL
                                                   Common Class shares            Advisor Class shares
                                                --------------------------    --------------------------
                                                             For the Year Ended October 31,
                                                --------------------------------------------------------
                                                    1999           1998           1999           1998
                                                -----------    -----------    -----------    -----------
Shares sold                                         251,394        131,789          2,700              0
Shares issued to shareholders on
  reinvestment of dividends and distributions           971         10,620              0              4
Shares redeemed                                    (222,874)       (81,397)            (4)             0
                                                -----------    -----------    -----------    -----------
Net increase in shares outstanding                   29,491         61,012          2,696              4
                                                ===========    ===========    ===========    ===========
Proceeds from sale of shares                    $ 4,427,359    $ 1,626,747    $    49,059    $         0
Reinvested dividends and distributions               11,069        108,115              4             40
Net asset value of shares redeemed               (3,738,096)      (915,348)           (71)             0
                                                -----------    -----------    -----------    -----------
Net increase from capital share transactions    $   700,332    $   819,514    $    48,992    $        40
                                                ===========    ===========    ===========    ===========


7. Proposed Acquisition

     On October 23, 1999, the Board of Directors reviewed and unanimously approved two proposals for the Warburg, Pincus Global Post-Venture Capital Fund, Inc. and the Warburg, Pincus Emerging Markets Fund, Inc. (each the "Acquiring Fund") to acquire the Warburg, Pincus Post-Venture Capital Fund, Inc. and the Warburg, Pincus Emerging Markets II Fund, Inc. (each the "Acquired Fund"), respectively. Under the terms of the proposal, the Acquiring Fund would acquire all or substantially all of the assets and liabilities of the Acquired Fund.

     Upon completion of the acquisition, each shareholder of the Acquired Fund would become a shareholder of the corresponding Acquiring Fund and receive shares of the same Class of the Acquired Fund with a value equal to the value of the shareholder's investment in the Fund. Each Acquired Fund will be liquidated upon consummation of the acquisition. Shareholders of record as of November 16, 1999 will be entitled to vote on this proposal. Proxy materials describing the proposed acquisition were mailed to shareholders of the respective Acquired Fund in anticipation of a special meeting of shareholders, which is scheduled for January 27, 2000. Completion of the acquisition is expected to occur January 28, 2000.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

8. Liabilities

     At October 31, 1999, the Funds had the following affiliated and investment related liabilities:

                                                    Major                   International                  Global
                                                   Foreign    International     Small       Emerging    Post-Venture
                                                   Markets       Equity        Company       Markets       Capital
                                                 -----------  ------------- -------------  -----------  ------------
Payable for investments purchased unsettled      $ 1,070,766   $ 5,131,854   $   242,669   $ 3,315,725   $    19,580
Investment advisory fee payable                       33,355       950,424             0             0         3,377
Administrative services fee payable                    6,445       174,583         5,651        13,439         4,418
Shareholder servicing/distribution fee payable             0       386,021         4,009        14,559         1,749
Payable for Fund shares redeemed                      25,000     9,805,952        53,096       461,852           520
                                                 -----------   -----------   -----------   -----------   -----------
                                                 $ 1,135,566   $16,448,834   $   305,425   $ 3,805,575   $    29,644
                                                 ===========   ===========   ===========   ===========   ===========

9. Net Assets

     At October 31, 1999, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, equity swap transactions and foreign taxes on capital gains. Major Foreign Markets, International Equity, International Small Company, Emerging Markets, and Global Post-Venture Capital reclassified $86,577, $3,429,911, $552, $774,105 and $14,579, respectively, from accumulated net realized loss on security transactions and foreign currency related items to undistributed net investment income. Emerging Markets reclassified $1,008,188 from accumulated net investment loss to capital contributions. Global Post-Venture Capital reclassified $47,742 from accumulated net investment loss to accumulated net realized gain from security transactions. International Small Company reclassified offering costs of $45,622 from undistributed net investment loss to capital contributions. International Equity and Emerging Markets reclassified $3,066,516 and $126,744, respectively from accumulated net realized gain from security transactions to undistributed net investment income. Emerging Markets reclassified $722,400 from accumulated net realized gain from security transactions to ordinary income. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

9. Net Assets -- (cont'd)

     Net assets at October 31, 1999, consisted of the following:

                                             Major                            International                           Global
                                            Foreign        International          Small            Emerging        Post-Venture
                                            Markets            Equity            Company            Markets           Capital
                                        ---------------   ---------------    ---------------   ---------------    ---------------
Capital contributed, net                $    64,220,181   $   962,104,022    $    16,462,029   $   117,500,162    $     4,146,427
Undistributed net investment income             417,441         5,901,701             22,184                 0                  0
Accumulated net realized gain (loss)
  from security transactions                  2,709,768       (22,428,004)         1,865,721       (60,317,796)         1,847,169
Net unrealized appreciation
  (depreciation) from investments and
  foreign currency related items             12,035,924       256,942,803          2,134,715        10,642,361          1,322,872
                                        ---------------   ---------------    ---------------   ---------------    ---------------
Net assets                              $    79,383,314   $ 1,202,520,522    $    20,484,649   $    67,824,727    $     7,316,468
                                        ===============   ===============    ===============   ===============    ===============

10. Capital Loss Carryover

     At October 31, 1999, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                                       Capital Loss Carryover
           Fund                                           Expiring in 2006
           ----                                        ----------------------
           International Equity                            $22,258,329
           Emerging Markets                                 59,603,866

     During the year ended October 31, 1999, Major Foreign Markets, International Equity, International Small Company, and Emerging Markets utilized $2,537,058, $159,602,694, $43,204, and $4,320,379 of capital losses, respectively.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

11. Other Financial Highlights

     Each Fund (except Major Foreign Markets and International Small Company) currently offers one other class of shares, the Advisor Class shares, representing equal pro rata interests in each of the Funds. The financial highlights for an Advisor Class share of each Fund are as follows:

                                                                     International Equity
                                                ---------------------------------------------------------------
                                                                        Advisor Class
                                                ---------------------------------------------------------------
                                                                For the Year Ended October 31,
                                                ---------------------------------------------------------------
                                                  1999          1998         1997          1996          1995
                                                --------      --------     --------      --------      --------
YEAR ENDED:
Per-share data
  Net asset value, beginning of year            $  16.47      $  20.54     $  20.50      $  19.16      $  20.38
                                                --------      --------     --------      --------      --------
Investment activities:
  Net investment income                             0.03          0.04(a)      0.04          0.18          0.03
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                  5.04         (1.36)        0.78          1.68         (0.67)
                                                --------      --------     --------      --------      --------
      Total from investment activities              5.07         (1.32)        0.82          1.86         (0.64)
                                                --------      --------     --------      --------      --------
Less dividends and distributions:
  Dividends from net investment income              0.00         (0.03)       (0.04)        (0.52)        (0.05)
  Distributions from realized capital gains         0.00         (2.72)       (0.74)         0.00         (0.53)
                                                --------      --------     --------      --------      --------
      Total dividends and distributions             0.00         (2.75)       (0.78)        (0.52)        (0.58)
                                                --------      --------     --------      --------      --------
Net asset value, end of year                     $ 21.54       $ 16.47      $ 20.54       $ 20.50       $ 19.16
                                                ========      ========     ========      ========      ========
Total return                                       30.78%        (6.49)%       4.04%         9.89%        (3.04)%
Ratios and supplemental data:
Net assets, end of year (000s omitted)          $231,990      $300,266     $500,473      $500,465      $317,736
    Ratio of expenses to average net assets         1.94%@        1.76%@       1.76%@        1.81%@        1.89%
    Ratio of net income to average net assets        .14%          .21%         .15%          .18%          .20%
Portfolio turnover rate                           116.35%        95.44%       61.80%        32.49%        32.24%


------------

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .00%, .01% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.93%, 1.76%, 1.75% and 1.80% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)

                                                                          Emerging Markets
                                                        -----------------------------------------------------
                                                                            Advisor Class
                                                        -----------------------------------------------------
                                                                    For the Year Ended October 31,
                                                        -----------------------------------------------------
                                                          1999      1998        1997         1996      1995**
                                                        -------    -------     -------      ------     ------
PERIOD ENDED:
Per-share data
  Net asset value, beginning of period                  $  6.44    $ 10.87     $ 12.21      $11.30     $10.00
                                                        -------    -------     -------      ------     ------
Investment activities:
  Net investment income (loss)                             0.04       0.21        0.00       (0.08)      0.14
  Net gains (losses) on investments and
    foreign currency related items (both
    realized and unrealized)                               2.55      (4.16)      (1.33)       1.11       1.19
                                                        -------    -------     -------      ------     ------
      Total from investment activities                     2.59      (3.95)      (1.33)       1.03       1.33
                                                        -------    -------     -------      ------     ------
Less dividends and distributions:
  Dividends from net investment income                     0.00      (0.04)       0.00       (0.05)     (0.03)
  Distributions from realized capital gains                0.00      (0.44)      (0.01)      (0.07)      0.00
                                                        -------    -------     -------      ------     ------
      Total dividends and distributions                    0.00      (0.48)      (0.01)      (0.12)     (0.03)
                                                        -------    -------     -------      ------     ------
Net asset value, end of period                          $  9.03    $  6.44     $ 10.87      $12.21     $11.30
                                                        =======    =======     =======      ======     ======
Total return                                              40.22%    (37.71)%    (10.94)%      9.20%     13.29%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                $    42    $    26     $   266      $  149     $    1
  Ratio of expenses to average net assets                  1.91%@     1.90%@      1.90%@      1.90%@     1.22%*
  Ratio of net income (loss) to average net assets          .81%      1.01%       (.09)%      (.57)%     1.76%*
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                    .80%       .94%        .58%        .65%     16.36%*
Portfolio turnover rate                                  196.07%    125.59%      92.48%      61.84%     57.76%+


-------------

** For the period December 30, 1994 (commencement of operations) through October 31, 1995.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .00%, .00% and .00% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90%, 1.90%, 1.90% and 1.90% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)

                                                           Global Post-Venture Capital
                                                    ---------------------------------------
                                                                 Advisor Class
                                                    ---------------------------------------
                                                        For the Year Ended October 31,
                                                    ---------------------------------------
                                                     1999       1998       1997      1996**
                                                    -------    -------    -------    ------
PERIOD ENDED:
Per-share data
    Net asset value, beginning of period            $ 10.46    $ 11.11    $  9.85    $10.00
                                                    -------    -------    -------    ------
Investment activities:
    Net investment loss                               (0.12)(a)  (0.15)     (0.15)     0.00
    Net gains (losses) on investments and
      foreign currency related items (both
      realized and unrealized)                         8.78      (0.11)      1.41     (0.15)
                                                    -------    -------    -------    ------
      Total from investment activities                 8.66      (0.26)      1.26     (0.15)
                                                    -------    -------    -------    ------
Less dividends and distributions:
    Dividends from net investment income               0.00      (0.28)      0.00      0.00
    Distributions from realized capital gains         (0.03)     (0.11)      0.00      0.00
                                                    -------    -------    -------    ------
      Total dividends and distributions               (0.03)     (0.39)      0.00      0.00
                                                    -------    -------    -------    ------
Net asset value, end of period                      $ 19.09    $ 10.46    $ 11.11    $ 9.85
                                                    =======    =======    =======    ======
Total return                                          83.06%     (2.31)%    12.79%    (1.50)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)            $    54    $     1    $     1    $    6
    Ratio of expenses to average net assets            1.91%@     1.90%@     1.90%@    1.90%@*
    Ratio of net loss to average net assets           (1.24)%    (1.26)%    (1.15)%    (.78)%*
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements             1.27%     45.95%     11.16%    22.23%*
Portfolio turnover rate                              239.88%    186.67%    207.25%     5.85%+


------------

** For the period September 30, 1996 (commencement of operations) through October 31, 1996.

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .00%, .00% and .00% for the years ended October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90%, 1.90%, 1.90% and 1.90% for the years ended October 31, 1999, 1998, and 1997 and for the period ended October 31, 1996, respectively.

+    Non annualized.

*    Annualized.

Warburg Pincus Funds
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Warburg, Pincus Major Foreign Markets Fund, Inc.;
Warburg, Pincus International Equity Fund, Inc.;
Warburg, Pincus International Small Company Fund, Inc.;
Warburg, Pincus Emerging Markets Fund, Inc. And
Warburg, Pincus Global Post-Venture Capital Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments of Warburg, Pincus Emerging Markets Fund, Inc., and the statements of net assets of Warburg, Pincus Major Foreign Markets Fund, Inc., Warburg, Pincus International Equity Fund, Inc., Warburg, Pincus, International Small Company Fund, Inc. and Warburg, Pincus Global Post-Venture Capital Fund, Inc. (all funds collectively referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) presented and the financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 10, 1999

                                 ANNUAL REPORT

                                October 31, 1999

                   WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
                    WARBURG PINCUS INTERNATIONAL EQUITY FUND
                WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
                      WARBURG PINCUS EMERGING MARKETS FUND
                WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND

                          Shareholder Meeting Results

A special meeting of shareholders of each Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of each Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B. Trowbridge.

In addition, shareholders of each Fund voted on the following matters:

     Proposal 1:  Approval of a new investment advisory agreement between each Fund and Credit Suisse Asset
                  Management, LLC.

     Proposal 2:  Ratification of the selection of PricewaterhouseCoopers
                  LLP as the independent accountants for each of the Funds for the fiscal year ending October 31, 1999.

Shareholders of the Global Post-Venture Capital Fund also voted on the following matter:

     Proposal 3:  Approval of a new sub-investment advisory agreement between the Fund, Credit Suisse Asset Management, LLC and Abbott Capital Management, LLC.

The voting results for each Fund were as follows:

Election of Directors:

 |MAJOR FOREIGN MARKETS                          FOR         |      WITHHELD       |
 |Richard H. Francis                       2,534,781.4610    |     14,008.2530     |
 |Jack W. Fritz                            2,534,442.1640    |     14,347.5500     |
 |Jeffrey E. Garten                        2,534,647.7190    |     14,141.9950     |
 |James S. Pasman, Jr.                     2,534,781.4610    |     14,008.2530     |
 |William W. Priest                        2,534,781.4610    |     14,008.2530     |
 |Steven N. Rappaport                      2,534,781.4610    |     14,008.2530     |
 |Arnold M. Reichman                       2,534,442.1640    |     14,347.5500     |
 |Alexander B. Trowbridge                  2,534,647.7190    |     14,141.9950     |

 |INTERNATIONAL EQUITY                      FOR         |      WITHHELD       |
 |Richard H. Francis                  44,252,251.0506   |   1,262,814.9486    |
 |Jack W. Fritz                       44,266,541.1066   |   1,248,524.8926    |
 |Jeffrey E. Garten                   44,292,472.3236   |   1,222,593.6756    |
 |James S. Pasman, Jr.                44,257,282.8356   |   1,257,783.1636    |
 |William W. Priest                   44,267,427.9096   |   1,247,638.0896    |
 |Steven N. Rappaport                 44,270,116.8816   |   1,244,949.1176    |
 |Arnold M. Reichman                  44,292,838.9206   |   1,222,227.0786    |
 |Alexander B. Trowbridge             44,256,370.9036   |   1,258,695.0956    |

 |INTERNATIONAL SMALL COMPANY                FOR        |       WITHHELD      |
 |Richard H. Francis                    375,617.5988    |      14,205.8252    |
 |Jack W. Fritz                         375,617.5988    |      14,205.8252    |
 |Jeffrey E. Garten                     375,617.5988    |      14,205.8252    |
 |James S. Pasman, Jr.                  375,617.5988    |      14,205.8252    |
 |William W. Priest                     375,617.5988    |      14,205.8252    |
 |Steven N. Rappaport                   375,617.5988    |      14,205.8252    |
 |Arnold M. Reichman                    375,617.5988    |      14,205.8252    |
 |Alexander B. Trowbridge               375,617.5988    |      14,205.8252    |

 |EMERGING MARKETS                          FOR         |       WITHHELD      |
 |Richard H. Francis                  6,077,638.1640    |      91,382.6210    |
 |Jack W. Fritz                       6,075,770.0260    |      93,250.7590    |
 |Jeffrey E. Garten                   6,050,204.3550    |     118,816.4300    |
 |James S. Pasman, Jr.                6,057,252.2110    |     111,768.5740    |
 |William W. Priest                   6,069,593.5060    |      99,427.2790    |
 |Steven N. Rappaport                 6,050,204.3550    |     118,816.4300    |
 |Arnold M. Reichman                  6,066,659.9340    |     102,360.8510    |
 |Alexander B. Trowbridge             6,078,149.3620    |      90,871.4230    |

 |GLOBAL POST-VENTURE CAPITAL                FOR        |        WITHHELD     |
 |Richard H. Francis                    258,640.2500    |       6,584.5680    |
 |Jack W. Fritz                         286,640.2500    |       6,584.5680    |
 |Jeffrey E. Garten                     258,306.4640    |       6,918.3540    |
 |James S. Pasman, Jr.                  258,640.2500    |       6,584.5680    |
 |William W. Priest                     258,557.3480    |       6,667.4700    |
 |Steven N. Rappaport                   258,306.4640    |       6,918.3540    |
 |Arnold M. Reichman                    258,306.4640    |       6,918.3540    |
 |Alexander B. Trowbridge               258,223.5620    |       7,001.2560    |

Proposal 1:

                       |     MAJOR      |                 | INTERNATIONAL |                |    GLOBAL        |
                       |    FOREIGN     |  INTERNATIONAL  |     SMALL     |    EMERGING    | POST-VENTURE     |
                       |    MARKETS     |     EQUITY      |    COMPANY    |    MARKETS     |   CAPITAL        |
                         --------------   ---------------   -------------   --------------   ------------
                       |     TOTAL      |      TOTAL      |    TOTAL      |     TOTAL      |    TOTAL         |
                       |     NUMBER     |     NUMBER      |    NUMBER     |     NUMBER     |    NUMBER        |
                       |    OF VOTES    |    OF VOTES     |   OF VOTES    |    OF VOTES    |   OF VOTES       |
 Approve               | 2,435,625.7200 | 43,631,474.4944 | 167,404.8670  | 5,923,788.1774 | 255,949.5658     |
 Disapprove            |     1,221.2330 |    668,159.0348 |            0  |   146,922.6169 |   3,417.8182     |
 Abstain               |   111,942.7610 |  1,215,432.7700 |     851.0770  |    98,309.9907 |   5,857.4340     |

Proposal 2:

                       |     MAJOR      |                 | INTERNATIONAL |                |    GLOBAL        |
                       |    FOREIGN     |  INTERNATIONAL  |     SMALL     |    EMERGING    | POST-VENTURE     |
                       |    MARKETS     |     EQUITY      |    COMPANY    |    MARKETS     |   CAPITAL        |
                         --------------   ---------------   -------------   --------------   ------------
                       |     TOTAL      |      TOTAL      |    TOTAL      |     TOTAL      |    TOTAL         |
                       |     NUMBER     |     NUMBER      |    NUMBER     |     NUMBER     |    NUMBER        |
                       |    OF VOTES    |    OF VOTES     |   OF VOTES    |    OF VOTES    |   OF VOTES       |
 Approve               | 2,535,443.2050 | 44,317,841.8269 | 372,886.5090  | 6,041,984.4736 | 263,267.4876     |
 Disapprove            |       537.3040 |    325,584.6807 |   3,300.5910  |    53,645.4970 |     814.8296     |
 Abstain               |    12,809.2050 |    871,639.4916 |  13,636.3240  |    73,390.8144 |   1,142.5008     |

Proposal 3:

 |                                                       GLOBAL POST-VENTURE CAPITAL |
                                                         ---------------------------
 |                                                              TOTAL NUMBER         |
 |                                                                OF VOTES           |
 |Approve                                                       256,814.5580         |
 |Disapprove                                                      2,551.7500         |
 |Abstain                                                         5,858.5100         |

Warburg Pincus International Equity Funds
Shareholder Tax Information (Unaudited)
--------------------------------------------------------------------------------

     Each Fund is required by Subchapter M of the Code to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1999, the following dividends and distributions per share were paid by each of the Funds:

                                 Ordinary    Long-term    Foreign Source      Foreign taxes
                                  income   Capital Gains       Income       Paid or Withheld
Fund                            Per share    Per share       Per share         Per share
----                            ---------  -------------  --------------  ------------------
     Payment date               12/04/98     12/04/98
                                --------     --------
Major Foreign Markets
  Common Class shares           $0.1145      $0.0000          $0.0619            $0.0136
Global Post-Venture Capital
  Common Class shares            0.0000       0.0345              N/A                N/A
  Advisor Class shares           0.0000       0.0345              N/A                N/A


     International Equity, International Small Company and Emerging Markets did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers on Form 1099-DIV mailed in January of 1999.


     Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

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

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